Registration Nos. 333-193627

811-21438

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

FORM N-4

Post-Effective Amendment No. 3

to

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
and

Amendment No. 4 to
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT R

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Senior Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Approximate Date of Proposed Public Offering: Upon the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on May 1, 2017 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on [                    ].

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-193627
May 1, 2017

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (C Share)

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC, we, us, our) through its Separate Account R (the Separate Account). The contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. The contract will also pay a death benefit if the Owner or, if applicable, the Death Benefit Covered Person dies before Annuity Payments begin.

Any guarantees under the contract or death benefit riders that exceed the value of your interest in the separate account are paid from our general account (not the separate account). Therefore, any amounts that we may pay under the contract in excess of your interest in the separate account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

The minimum initial premium payment is $25,000. Your premiums may be invested in up to 25 of the available Variable Investment Options. The Variable Investment Options invest in the mutual funds (“Funds”) listed below. Some of these Funds may not be available under the terms of your contract or in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253 or by visiting our web site at www.GuardianLife.com. Please read the prospectuses carefully before investing.

•	AB Variable Products Series Fund, Inc. (Class B)
–	AB VPS Dynamic Asset Allocation Portfolio
•	ALPS Variable Investment Trust (Class III)
–	ALPS/Alerian Energy Infrastructure Portfolio
–	ALPS/Red Rocks Listed Private Equity Portfolio*
•	American Century Variable Portfolios, Inc. (Class II)
–	American Century VP Inflation Protection Fund
–	American Century VP Mid Cap Value Fund
•	American Funds Insurance Series® (Class 4)
–	American Funds Insurance Series® Asset Allocation Fund
–	American Funds Insurance Series® Bond Fund
–	American Funds Insurance Series® Global Growth Fund
–	American Funds Insurance Series® Global Growth and Income Fund
–	American Funds Insurance Series® Growth Fund
–	American Funds Insurance Series® Growth and Income Fund
–	American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund
•	Deutsche Variable Series II (Class B)
–	Deutsche Alternative Asset Allocation VIP-B
•	Fidelity® Variable Insurance Products (Service Class 2)
–	Fidelity VIP Growth Opportunities Portfolio
–	Fidelity VIP Government Money Market Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2)
–	Franklin Growth & Income VIP Fund
•	Guardian Variable Products Trust
–	Guardian Diversified Research VIP Fund
–	Guardian Growth & Income VIP Fund
–	Guardian Integrated Research VIP Fund
–	Guardian International Growth VIP Fund
–	Guardian International Value VIP Fund
–	Guardian Large Cap Disciplined Growth VIP Fund
–	Guardian Large Cap Disciplined Value VIP Fund
–	Guardian Large Cap Fundamental Growth VIP Fund
–	Guardian Mid Cap Traditional Growth VIP Fund
–	Guardian Mid Cap Relative Value VIP Fund
–	Guardian Core Plus Fixed Income VIP Fund
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
–	Invesco V.I. Balanced-Risk Allocation Fund
•	Ivy Variable Insurance Portfolios
–	Ivy VIP Global Bond
–	Ivy VIP High Income
•	Janus Aspen Series (Service Shares)
–	Janus Aspen Enterprise Portfolio*
–	Janus Aspen Global Technology Portfolio
•	Lazard Retirement Series, Inc. (Service Shares)
–	Lazard Retirement Global Dynamic Multi-Asset Portfolio
•	Legg Mason Partners Variable Equity Trust (Class II)
–	ClearBridge Variable Small Cap Growth Portfolio
–	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio*
•	Merger Fund VL
–	The Merger Fund VL
•	MFS® Variable Insurance Trust (Service Class)
–	MFS® International Value Portfolio
•	Oppenheimer Variable Account Funds (Service Class)
–	Oppenheimer International Growth Fund/VA
•	PIMCO Variable Insurance Trust (Advisor Class)
–	PIMCO Balanced Allocation Portfolio**
–	PIMCO Unconstrained Bond Portfolio

•	Pioneer Variable Contracts Trust (Class II)
–	Pioneer Bond VCT Portfolio
•	Putnam Variable Trust (Class IB)
–	Putnam VT Absolute Return 500 Fund*
–	Putnam VT Small Cap Value Fund
•	Rydex Variable Trust
–	Guggenheim VT Multi-Hedge Strategies*
–	Guggenheim VT Long Short Equity*
•	T. Rowe Price Equity Series, Inc. (Class II)
–	T. Rowe Price Health Sciences Portfolio
•	Morgan Stanley Variable Insurance Fund, Inc. (Class II)
–	Emerging Markets Equity Portfolio
–	Global Infrastructure Portfolio
•	Value Line Funds Variable Trust
–	Value Line VIP Equity Advantage Fund
•	VanEck VIP Trust (Service Class)
–	VanEck VIP Global Hard Assets
•	Variable Portfolio – Loomis Sayles
–	VP AQR Managed Futures Strategy (Class 2)
•	Virtus Variable Insurance Trust
–	Virtus Real Estate Securities Series

A Statement of Additional Information for the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 or by calling 1-800-221-3253. Its contents are noted in the section titled Other information: Where to get more information.

The Statement of Additional Information, which is dated May 1, 2017, is incorporated by reference into this prospectus.

*	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.
**	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before October 21, 2016 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of October 20, 2016. If at any time after October 20, 2016, you no longer have Contract Value allocated to the Fund and no Allocation Instructions to the Fund, the Fund will no longer be available as an investment allocation option under your contract.

The Securities and Exchange Commission (“SEC”) has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

The variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the Statement of Additional Information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the Accumulation Period of the contract. On an agreed date, you will start receiving regular payments. This is the annuity period. The amount of the Annuity Payments will depend on the amount of Accumulation Value annuitized, annuity rates, annuity option selected and, for non-qualified contracts, gender of the Annuitant.

HOW A VARIABLE ANNUITY WORKS

During the Accumulation Period, this contract allows you to allocate your net premium payments and Accumulation Value to as many as 25 of the available Variable Investment Options.

When you allocate your premiums to the Variable Investment Options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the Accumulation Period, or the total amount of Annuity Payments made under the contract, will equal or exceed the net premium payments allocated to the Variable Investment Options.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 33 investment divisions, corresponding to 33 Variable Investment Options, each of which invests in a mutual fund. Your Net Premiums are used to buy Accumulation Units in the investment divisions you have chosen.

The total value of your contract’s investment in the investment divisions is known as the Accumulation Value. It’s determined by multiplying the number of variable Accumulation Units credited to your account in each investment division by the current value of the division’s units. The value of units in a variable investment division reflects the investment experience within the division. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity Payments under this contract may begin no earlier than the first Contract Anniversary (without GIAC’s prior consent) and no later than the Contract Anniversary immediately following the annuitant’s 100th birthday. Gains under the contract are taxable at distribution, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select only one of the available annuity payout options under the contract:

•	Life annuity without a guaranteed period
•	Life annuity with a guaranteed period

•	Joint and survivor annuity

•	Payments for 10 year period certain

Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the Variable Investment Options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent transfers among the Variable Investment Options. Transfers must also comply with the rules of any retirement plan that apply. Please see The Accumulation Period: Transfers among the Variable Investment Options.

Death benefits

If the owner, or in California the Death Benefit Covered Person, should die before Annuity Payments begin, then we pay a death benefit first to any surviving owner and then to surviving Beneficiaries (in the order you have designated). You also have the option of purchasing an enhanced death benefit rider that may provide a greater death benefit. If the owner is a non-natural person, then the death of the Annuitant will be treated as death of an owner for purposes of determining whether a death benefit is payable. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase or elect other riders to provide additional benefits. The riders are available only in the states where they have been approved, and where we continue to offer them. These riders may not each be available in combination with other optional benefits under the contract, and may not be appropriate for your situation. There are charges for some of these riders. You should contact your registered representative for information about the availability of any of the riders under your contract. The highest anniversary value death benefit rider provides for an enhanced death benefit equal to the greater of the death benefit under the contract

SUMMARY	PROSPECTUS	1

(without any riders) or the highest Contract Anniversary value death benefit. The return of premium and return of premium plus death benefit rider may in certain circumstances increase the death benefit payable upon the owner’s death if your adjusted premium payments exceed your contract earnings. Finally, the deferred income annuity payout option rider can provide you with a stream of income payments that will start at a date in the future that you select. Before taking advantage of this rider, you should consider your liquidity needs because amounts that you transfer to the deferred income annuity payout option rider cannot be withdrawn or surrendered; those amounts are accessible only through the future stream of fixed income payments created by transfers to the rider. Please refer to Other contract features for more information.

Surrenders and withdrawals

At any time during the Accumulation Period, you may withdraw some or all of the amount you have accumulated in the contract. Taking out all you have accumulated is known as a surrender; taking out part of your Accumulation Value is a withdrawal. Surrenders and withdrawals may be subject to any applicable contract fee, premium taxes, state taxes, penalty taxes, and federal income tax and/or federal income tax withholding. Once Annuity Payments begin, surrenders and withdrawals are not available. Please see The Accumulation Period: Surrenders and withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES (If your Contract was issued in conjunction with an application dated prior to May 1, 2017, please refer to Appendix B for information regarding your EXPENSES.)

The following are expenses that you will incur as a Contract Owner:

•	Operating expenses for mutual funds comprising the Variable Investment Options

Management fees, 12b-1 fees, and other expenses associated with the Funds that you may pay while owning the contract currently, range from [          ] to [          ] on a gross basis but may be different in the future. Actual charges will depend on the Variable Investment Options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Contract charges

We apply an administrative charge and a daily mortality and expense risk charge, calculated at an annual rate of 1.70% of the Accumulation Value in the Variable Investment Options.

The following are expenses that you may incur as a Contract Owner:

•	Highest anniversary value death benefit rider expense

If you choose this benefit, then we will assess a daily charge at an annual rate of 0.35% of your Accumulation Value in the Variable Investment Options.

•	Return of premium death benefit rider expense

If you choose this rider, then we will assess a daily charge at an annual rate of 0.25% of your Accumulation Value in the Variable Investment Options.

•	Return of premium plus death benefit rider expense

If you choose this rider, then we will assess a daily charge at an annual rate of 0.45% of your Accumulation Value in the Variable Investment Options.

•	Combination of death benefit riders expense

You may choose both the highest anniversary value death benefit rider and the return of premium plus death benefit rider. If you do, then we will assess one combined daily charge at an annual rate of 0.50% of your Accumulation Value in the Variable Investment Options.

•	Premium taxes

These charges for taxes on premiums or annuity purchase payments are applicable only in some states and municipalities and currently range from 0.50% up to 3.5% of premium payments made to the contract or Accumulation Value used to purchase an annuity option, depending on state requirements.

This provision may vary depending on the state in which your contract is issued. You should refer to your contract for further details.

2	PROSPECTUS	SUMMARY

DECIDING TO PURCHASE A CONTRACT

The contract is an individual flexible premium deferred variable annuity contract that we may issue as a contract qualified (“qualified contract”) under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or as a contract that is not qualified under the Internal Revenue Code (“non-qualified contract”). You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement.

You have the right to examine the contract and return it for cancellation within 10 to 30 days of receiving it depending on the state where you live. (If this contract is a replacement for another contract, you may have 10 to 60 days to examine the contract and return it for cancellation.) This is known as the free-look period. If you exercise this free-look privilege, and if you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. This provision may vary depending on the state in which your contract is issued. You should refer to your contract for further details.

Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms may vary depending on where you live. Please check your contract carefully for specific terms and conditions.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

Please see Special terms used in this prospectus for definitions of key terms.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the contract, the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial information – Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying Variable Investment Options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Accumulation Value among the Variable Investment Options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Surrender Charge:	None

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the premium payments or contract Accumulation Value used to purchase an annuity option, depending on the state requirements. This provision may vary depending on the state in which your contract is issued. You should refer to your contract for further details.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the Variable Investment Options.

4	PROSPECTUS	EXPENSE TABLES

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

HAVDB = Highest Anniversary Value Death Benefit Rider	ROPDB Plus = Return of Premium Death Benefit Plus Rider
ROPDB Basic = Return of Premium Death Benefit Basic Rider

	Basic Contract (with no benefit riders)	Contract with HAVDB	Contract with ROPDB Basic	Contract with ROPDB Plus	Contract with HAVDB and ROPDB Plus
Contract Charge	1.70%	1.70%	1.70%	1.70%	1.70%
Other Separate Account Fees
Charges for Optional Additional Riders
– HAVDB	0.00%	0.35%	0.00%	0.00%	0.00%
– ROPDB Basic	0.00%	0.00%	0.25%	0.00%	0.00%
– ROPDB Plus	0.00%	0.00%	0.00%	0.45%	0.00%
– Combined HAVDB & ROPDB Plus	0.00%	0.00%	0.00%	0.00%	0.50%
Subtotal Other Separate Account Fees	0.00%	0.35%	0.25%	0.45%	0.50%
Total Separate Account Level Annual Expenses	1.70%	2.05%	1.95%	2.15%	2.25%

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)*	[ ]	[ ]

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

*	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ended December 31, 2016 for all underlying mutual funds available under the contract as of May 1, 2017. Newer underlying mutual funds may have higher expense ratios partly due to smaller initial asset bases. It is important for contractowners to understand that a decline or increase in the underlying mutual funds’ average net assets during the current fiscal year as a result of market volatility or other factors could cause the Funds’ expense ratios for the Funds’ current fiscal year to be higher or lower than the expense information presented.

The minimum and maximum Total Annual Underlying Mutual Fund Operating Expenses after voluntary or contractual waivers or expense reimbursements are [        ] and [        ], respectively. The minimum charge of [        ] does not reflect any waivers. The minimum net and gross changes are the same for the underlying mutual fund. The maximum charge of [        ] reflects a contractual waiver, which will continue indefinitely and may only be terminated with the approval of the Fund’s Board. The gross numbers reflect the minimum and maximum charges without giving effect to any agreed upon waivers. Please refer to the underlying mutual funds’ prospectuses for details about the specific expenses of each mutual fund.

EXPENSE TABLES	PROSPECTUS	5

Expense Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These Examples show the maximum costs of investing in the contract, including the contractowner transaction expenses, and Separate Account annual expenses which include a daily contract charge at an annual rate of 1.70% of the Accumulation Value in the Separate Account. The following two examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment earns a 5% return each year.

Example 1 shows a Basic Contract with both the Highest Anniversary Value Death Benefit Rider and Return of Premium Plus Death Benefit Rider (which, if invested in the Fund with the maximum expense that is available under the contract, would be the most expensive way to purchase the contract) and also shows the gross maximum (        )% and minimum (        )% fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 1:	Basic Contract with both the Highest Anniversary Value Death Benefit and Return of Premium Plus Death Benefit riders, and maximum and minimum underlying mutual fund expenses on a gross basis.*

Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:
Minimum:
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:
Minimum:

* Basic Contract with both the Highest Anniversary Value Death Benefit and Return of Premium Death Benefit Plus riders, and net maximum (2.43%) and net minimum (0.50%) underlying mutual fund expenses.

Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:
Minimum:
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:
Minimum:

6	PROSPECTUS	EXPENSE TABLES

Example 2 shows a Basic Contract without any riders (which if invested in the fund with the minimum expense that is available under the contract, is the least expensive way to purchase the contract) and shows the gross maximum (        )% and minimum (        )% fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 2:	Basic Contract without any riders and maximum and minimum underlying mutual fund expenses on a gross basis.**

Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:
Minimum:
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:
Minimum:

** Basic Contract without any riders and net maximum (2.43%) and net minimum (0.50%) underlying mutual fund expenses.

Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:
Minimum:
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:
Minimum:

These Examples do not reflect transfer charges or premium taxes (which ranges from 0.50% up to 3.5%, depending on the jurisdiction).

Please remember that the Examples are an illustration and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total admitted assets (Statutory basis) of over $16.8 billion as of December 31, 2016. The financial statements of GIAC, as well as those for the Separate Account, appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2016, Guardian Life had total admitted assets (Statutory basis) in excess of $51.9 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

6255 Sterner’s Way

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the Annuitant is over 85 years of age, without our prior approval. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent that the selling broker or authorized registered representative (i) fails to forward the applications, premium payments and transaction requests to our Customer Service Office on a timely basis, or (ii) experiences delays in determining whether the contract is suitable for you. Any such delays will affect when your contract can be issued and your purchase payment applied.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay surrender charges and taxes, including a possible penalty tax, on your old contract. Your new contract may have higher (or lower) charges and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

PAYMENTS

We require a minimum initial premium payment of $25,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we may accept purchase payments below $100. We will not accept premium payments greater than $1,000,000 in the first contract year without prior permission from an authorized officer of GIAC. Without our consent, total flexible premium payments made in any contract year after the first may not exceed the lesser of $100,000 or the aggregate amount of premiums paid in the first contract year without prior approval. GIAC will not accept total premium payments of greater than $3,000,000 over the life of the contract. Minimum and maximum premium payments may be different if you select certain optional riders with your contract. Please refer to those rider sections in this prospectus for further information. Not withstanding the above maximum premiums, we reserve the right to refuse any premium which would cause the aggregate premiums for all in force individual deferred variable contracts issued by GIAC owned individually or jointly by an owner of the contract who is a natural person to exceed $6,000,000.

10	PROSPECTUS	BUYING A CONTRACT

THE ACCUMULATION PERIOD

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will credit subsequent Net Premiums to your contract on the same day we receive them, provided we receive them in Good Order at our Customer Service Office before the close of a regular trading session of the New York Stock Exchange, generally 4:00 p.m. Eastern Time (i.e., on a Valuation Date).

If the New York Stock Exchange closes before its regular closing time, we will credit a premium payment received after that close on the next Valuation Date. If required in your state or municipality, premium taxes are deducted from your payment before we credit it to your contract. This provision may vary depending on the state in which your contract is issued. You should refer to your contract for further details. We call the amount remaining after this deduction the Net Premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the transaction. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options you had chosen.

We use Net Premiums to purchase Accumulation Units in the Variable Investment Options you have chosen, according to your instructions in the application or as later changed. The prices of Accumulation Units are set daily because they change along with the share values of the underlying Funds and also include the daily portion of Separate Account Level Expenses applicable to your contract and any riders chosen. See the Separate Account Level Annual Expenses table under the Expense Tables section. The amount you pay for each unit will be the price calculated on the Valuation Date that we receive and accept your payment. The value of Accumulation Units will vary as the value of investments rises and falls in the Variable Investment Options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them at our Customer Service Office. Please remember that you cannot invest in more than 25 Variable Investment Options at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day (or another day of the month that we choose after we notify you). You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the

Accumulation Units

The value of Accumulation Units will vary as the value of investments rises and falls in the Variable Investment Options and also due to expenses and the deduction of certain charges.

ACCUMULATION PERIOD	PROSPECTUS	11

first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution. We may modify or terminate the automated payment program at any time, at our sole discretion.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the Variable Investment Options. The Separate Account has investment divisions, corresponding to the Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to do business. We own all of the assets of the Separate Account. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of GIAC and other separate accounts. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Separate Account or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support contract values, GIAC may transfer them from the Separate Account to the general account. We are obligated to pay all amounts promised under the contract.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of the contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract guarantees, such as Annuity Payments and death benefits, are guaranteed solely by the financial strength and claims-paying ability of GIAC. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be

12	PROSPECTUS	ACCUMULATION PERIOD

made in a manner that is consistent with laws and regulations, and when required by law, we will obtain your approval and/or, the approval of any appropriate state or federal regulatory authority. We will use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	creating new separate accounts,

•	combining two or more separate accounts or investment divisions,

•	transferring assets among investment divisions, or into another separate account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that Owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding, closing or removing investment divisions of the Separate Account to allocations of Net Premiums or transfers of Accumulation Value, or both, with respect to some or all contracts.

In addition, a Fund in which an investment division invests may terminate its agreement with us and discontinue offering its shares to that investment division.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 25 of the available Variable Investment Options at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.

Information for new funds will be included in the next amendment.

ACCUMULATION PERIOD	PROSPECTUS	13

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Maximize total return consistent with the Adviser’s determination of reasonable risk.	Invests in a mix of global equities, fixed income, opportunistic assets, currencies and cash to provide broad diversification in a single portfolio. Strategic allocation is 60% equities and 40% fixed income, but dynamic allocations can range from 0-80% in equities and 20-100% in fixed income.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105
ALPS/Alerian Energy Infrastructure Asset Allocation Portfolio (Class III)	Investment results that correspond generally with price and yield performance of its underlying index, Alerian Energy Infrastructure Index.	Will invest at least 90% of its net assets in securities that comprise the Alerian Energy Infrastructure Index (the “Index”). The Index is intended to give investors a means of tracking overall performance of the North American Energy Infrastructure sector. The Index is comprised of equity securities of issuers headquartered or incorporated in the United States and Canada, primarily consisting of common stock, but also including, among others, Master Limited Partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates and Canadian pipeline trusts and their successor companies.	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
ALPS/Red Rocks Listed Private Equity Portfolio (Class III)*	To seek to maximize total return, which consists of appreciation on its investments and a variable income stream.	Will invest at least 80% of its net assets in securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”). Although the Portfolio does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Red Rocks Capital LLC 25188 Genesee Trail Road Suite 250 Golden, CO 80401
American Century VP Inflation Protection (Class II)	Long-term total return using a strategy that seeks to protect against U.S. inflation.	The fund invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation, the fund will invest over 50% of its assets in inflation-adjusted debt securities.	American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111
American Century VP Mid Cap Value Fund (Class II)	Long-term capital growth with income as a secondary objective.	The fund invests at least 80% of its assets in medium size companies. The fund considers medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The portfolio managers intend to manage the fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index.	American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111
*	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.

14	PROSPECTUS	ACCUMULATION PERIOD

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Deutsche Alternative Asset Allocation VIP (Class B)	The fund seeks capital appreciation.

The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. Investments may be made in other Deutsche funds (i.e., mutual funds, exchange traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), or directly in the securities and derivative instruments in which such Deutsche fund could invest. The fund may also invest in securities of unaffiliated mutual funds or ETFs to gain a desired economic exposure to a particular asset category or investment strategy that is not available through a Deutsche fund (Deutsche funds and unaffiliated mutual funds and ETFs are collectively referred to as “underlying funds”). The fund’s allocations among direct investments and underlying funds may vary over time. In addition to the fund’s main investment strategy, portfolio management seeks to enhance returns by employing the currency and interest rate overlay strategies.

Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative asset categories and investment strategies that should be represented in the fund’s portfolio. Such asset categories and investment strategies may include: market neutral, long/short, inflation protection, commodities, real estate, floating rate loans, infrastructure, emerging markets, high-yield and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes.

			Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	RREEF America L. L. C. 222 South Riverside Plaza Chicago, IL 60606
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	The fund seeks to provide capital growth.

Normally investing primarily in common stocks.

•  Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks).

•  Investing in domestic and foreign issuers.

•  Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210

ACCUMULATION PERIOD	PROSPECTUS	15

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Government Money Market Portfolio (Service Class 2)*	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Normally investing at least 99.5% of total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).

Investing in U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.

Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund. One Spartan Way Merrimack, NH 03054
Franklin Growth And Income VIP Fund (Class 2 Shares)	Seeks capital appreciation with current income as a secondary goal.	Under normal market conditions, the fund invests predominantly in equity securities, including securities convertible into common stock.	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
Guggenheim VT Multi-Hedge Strategies**	Seeks long-term capital appreciation with less risk than traditional equity funds.	The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The Advisor may use one or more variations of any or all of the strategies described below. The Advisor’s decision to allocate assets to a particular strategy or strategies is based on a proprietary evaluation of the strategy’s risk and return characteristics. Long/Short Equity – Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets; Equity Market Neutral – Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements; Fixed Income Strategies – Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in related securities; Merger Arbitrage – Pursuant to a merger arbitrage investment strategies, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and Global Macro – Pursuant to a global macro strategy, portfolio managers seek to	Guggenheim Investments 805 King Farm Boulevard Suite 600 Rockville, MD 20850
*	There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.
**	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.

16	PROSPECTUS	ACCUMULATION PERIOD

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
profit from changes in currencies, commodity prices, and market volatility.
Guggenheim VT Long Short Equity*	Seeks long-term capital appreciation.	The Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in long and short equity or equity-like securities, including individual securities and derivatives (based on their notional value for purposes of this 80% calculation) giving exposure (i.e., economic characteristics similar to) to different sectors or industries to which the Fund is seeking exposure.	Guggenheim Investments 805 King Farm Boulevard Suite 600 Rockville, MD 20850
Invesco V.I. Balanced-Risk Allocation Fund (Series II)	Total return with a low to moderate correlation to traditional financial market indices.	The Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, the Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund’s performance.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Ivy VIP Global Bond Fund (formerly known as Ivy Funds VIP Global Bond Fund)	To seek to provide a high level of current income. Capital appreciation is a secondary objective.

Ivy Funds VIP Global Bond seeks to achieve its objectives by investing, normal circumstances, at least 80% of its net assets in a diversified portfolio of bonds of foreign and U.S. issuers. The Portfolio may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or U.S. governments. The Portfolio may invest up to 100% of its total assets in foreign securities and in securities denominated in currencies other than the U.S. dollar. The Portfolio may invest in securities of any maturity.

Under normal circumstances, the Portfolio invests at least 40% (or, if Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, deems it warranted by market conditions, at least 30%) of its total assets insecurities of non-U.S. issuers. Under normal circumstances, the Portfolio will allocate its assets among at least three different countries (one of which may be the United States).

The Portfolio may invests in both investment and non-investment grade securities. It may invest up to 100% of its total assets in non-investment grade

Ivy Investment Management Company, an affiliate of Waddell & Reed Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, KS 66201-9217

*	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.

ACCUMULATION PERIOD	PROSPECTUS	17

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address

bonds, commonly called “high yield” or “junk” bonds, primarily of foreign issuers, that include bonds rated BB+ or lower by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality. The Portfolio will invest in non-investment grade securities only if WRIMCO deems the risks to be consistent with the Portfolio’s objectives. The Portfolio also may invest in equity securities of foreign and U.S. issuers to achieve income and/or its secondary objective of capital appreciation.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

Ivy VIP High Income (formerly known as Ivy Funds VIP High Income)	To seek to provide total return through a combination of high current income and capital appreciation.

Ivy Funds VIP High Income seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, consistent with the Portfolio’s objective. The Portfolio invests primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality. The Portfolio may invest in fixed-income securities of any maturity and in companies of any size.

The Portfolio may invest up to 100% of its total assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may invest in private placements and other restricted securities.

Ivy Investment Management Company, an affiliate of Waddell & Reed Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, KS 66201-9217

18	PROSPECTUS	ACCUMULATION PERIOD

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Janus Aspen Enterprise Portfolio (Service Shares)*	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may also invest in foreign securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
Janus Aspen Global Technology Portfolio (Service Shares)	Seeks long-term growth of capital.

The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

•  companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and

•  companies that the portfolio managers believe rely extensively on technology in connection with their operations or services.

Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
Lazard Retirement Global Dynamic Multi Asset Portfolio (Service Shares)	Total Return.	The Investment Manager allocates the Portfolio’s assets among various U.S. and non-U.S. equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The Investment Manager will make allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts.	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112
ClearBridge Variable Small Cap Growth Portfolio (Class II)	Seeks long-term growth of capital.	Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. The portfolio managers use a growth-oriented investment style that emphasizes small U.S. companies.	Legg Mason Partners Fund Advisor, LLC 620 8th Avenue New York, NY 10018

ClearBridge Investments, LLC
620 8th Avenue
New York, NY 10018

(Western Asset Management Company manages the portion of the fund’s cash and short term investments allocated to it 385 East Colorado Boulevard
Pasadena, CA 91101)

*	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.

ACCUMULATION PERIOD	PROSPECTUS	19

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (Class II)*	The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective.	The fund is a fund of funds – it invests primarily in other funds. These underlying funds are open-end funds managed by the manager or its affiliates, or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers. The fund seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies.	Legg Mason Partners Fund Advisor, LLC 620 8th Avenue New York, NY 10018	QS Investors, LLC 880 Third Avenue New York, NY 10022 Western Asset Management Company 385 East Colorado Boulevard, Pasadena, CA 91101
MFS® International Value Portfolio (Service Class)	Seeks capital appreciation.	Normally invests primarily in foreign equity securities, including emerging market equity securities. Focuses on investing in the stocks of companies MFS believes are undervalued compared to their intrinsic value (value companies). The fund may invest in companies of any size.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
Emerging Markets Equity Portfolio (Class II) (formerly known as UIF Emerging Markets Equity Portfolio (Class II))	The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	The global strategists of the Adviser and its Sub-Advisers analyze the global economic environment, particularly its impact on emerging markets, and allocate the Portfolio’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/ or Sub-Advisers invest in countries based on the work of country specialists who conduct fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects.	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Morgan Stanley Investment Management Limited, 25 Cabot Square, Canary Wharf, London, E14 4QA, England, and Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481
Oppenheimer International Growth Fund/VA (Service Class)	The Fund seeks capital appreciation.	Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its assets in foreign companies.	OFI Global Asset Management, Inc. Two World Financial Center 225 Liberty Street 11th Floor New York, NY 10281-1008
PIMCO Balanced Allocation Portfolio (Advisor Class) (formerly known as PIMCO Global Multi Asset Managed Volatility Portfolio (Advisor Class))**	The Portfolio seeks total return which exceeds that of its benchmark.	The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s Portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s Portfolio, the “Fixed Income	PIMCO 840 Newport Center Drive Newport Beach, CA 92660

*	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.
**	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before October 21, 2016 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of October 20, 2016. If at any time after October 20, 2016, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.

20	PROSPECTUS	ACCUMULATION PERIOD

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address

Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Portfolio’s Fixed Income Sleeve normally varies within 1 year (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of June 30, 2016 was 5.4 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Equity Sleeve seeks to provide returns that are correlated to the returns of the S&P 500 Index and MSCI Europe Australasia Far East (“EAFE”) Net Dividend Index (USD Unhedged) in proportion to their relative weights in the Portfolio’s benchmark. Within the Equity Sleeve, the Portfolio will invest under normal circumstances in S&P 500 Index derivatives and MSCI EAFE Net Dividend Index (USD Unhedged) derivatives, backed by a portfolio of short-term Fixed Income Instruments. Within the Equity Sleeve, the Portfolio will normally use equity derivatives instead of stocks to attempt to achieve the Portfolio’s investment objective. However, the Portfolio may invest some or all of the net assets attributable to the Equity Sleeve in stocks. The Portfolio also may invest in affiliated and unaffiliated exchange-traded funds and mutual funds. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets attributable to the Equity Sleeve may be invested in short-term Fixed Income Instruments.

The Fixed Income Sleeve seeks to provide returns that equal or exceed the returns of the Barclays U.S. Aggregate Index. Within the Fixed Income Sleeve, the Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-related securities rated below B). Within

ACCUMULATION PERIOD	PROSPECTUS	21

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address

the Fixed Income Sleeve, the Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Within the Fixed Income Sleeve, the Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. Within the Fixed Income Sleeve, the Portfolio may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio’s prospectus or Statement of Additional Information. Within the Fixed Income Sleeve, the Portfolio may invest up to 10% of its total assets in preferred stock. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

PIMCO Unconstrained Bond Portfolio (Advisor Class)	Maximum long-term return, consistent with preservation of capital and prudent investment management.	Under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will not be constrained by management against an index. The average portfolio duration of this Portfolio will normally vary from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Portfolio may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Portfolio may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity).	PIMCO 650 Newport Center Drive Newport Beach, CA 92660

22	PROSPECTUS	ACCUMULATION PERIOD

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks.
Pioneer Bond VCT Portfolio (Class II)	Current Income.	Invests primarily in an investment-grade portfolio, consistent with capital preservation and prudent investment risk.	Pioneer Investment Management, Inc. 60 State Street Boston, MA 02109
Putnam VT Absolute Return 500 Fund (Class IB)*	Putnam VT Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.	The Fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds.	Putnam Investment Management, LLC. One Post Office Square Boston, MA 02109	Putnam Investments Limited Cassini House 57–59 St James’s Street London, England, SW1A 1LD and The Putnam Advisory Company, LLC One Post Office Square Boston, MA 02109
Putnam VT Small Cap Value Fund (Class IB)	Capital appreciation.	The Fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that the Fund believes are currently undervalued by the market. If the Fund is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The Fund invests mainly in small companies of a size similar to those in the Russell 2000® Value Index.	Putnam Investment Management, LLC. One Post Office Square Boston, MA 02109	Putnam Investments Limited Cassini House 57–59 St James’s Street London, England, SW1A 1LD
T. Rowe Price Health Sciences Portfolio (Class II)	Fund seeks long term capital appreciation.	Fund investments may be made in any type of security or instrument whose investment characteristics are consistent with its investment program.	T. Rowe Price Associates, Inc. 100 E. Pratt St. Baltimore, MD 21202

*	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.

ACCUMULATION PERIOD	PROSPECTUS	23

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Value Line VIP Equity Advantage Fund	The primary investment objective is capital appreciation. Current income is a secondary investment objective.	The Fund primarily invests in a diversified basket of U.S. closed-end funds, which the Adviser believes offer opportunities for growth and dividend income. The portfolio construction starts with a proprietary model to rank closed end funds. To a lesser extent, the Fund invests in ETFs.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036
VanEck VIP Global Hard Assets (Service Class)	Seeks long-term capital appreciation by investing primarily in hard assets securities. Income is a secondary consideration.	Under normal conditions, the Fund at least 80% of its net assets in securities of hard assets companies and instruments that derive their value from hard assets. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities.	Van Eck Associates Corporation 666 Third Avenue New York, NY 10017
Virtus Real Estate Securities Series	The Series has investment objectives of capital appreciation and income with approximately equal emphasis.

The Series offers exposure to the equity real estate investment trust (“REIT”) market utilizing a Growth at a Reasonable Price style with macroeconomic and fundamental security analysis to identify the most attractive investment candidates.

The subadviser believes the value of a REIT extends beyond the value of the underlying real estate and that through fundamental research, it can uncover and exploit inefficiencies in the market.

Under normal circumstances, the Series invests at least 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. The Series concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

			Virtus Investment Advisers, Inc. 100 Pearl Street Hartford, CT 06103	Duff & Phelps Investment Management Co. 200 S. Wacker Drive Suite 500 Chicago, IL 60606
The Merger Fund VL	The Merger Fund VL seeks to achieve capital growth by engaging in merger arbitrage.

The team will choose securities they believe offer the best risk/reward within the strategy guidelines. As a result, portfolio weightings by security category will vary. We use the following instruments:

•  Exchange Listed Equities

•  Exchange Traded Funds

•  Listed Options

•  OTC Options

•  Equity underlying Total return Swaps

•  Currencies

•  Currency Forward Sales

•  Corporate Bonds

•  Convertible Bonds

Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same advisor. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same advisor. There is no assurance, and we

24	PROSPECTUS	ACCUMULATION PERIOD

make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or under variable contracts that are issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our Contract Owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Currently all investment advisors (or their affiliates), pay us compensation every year for administration or other expenses. This compensation ranges from 0.05% to 0.40% of the average daily net assets that are invested in the Variable Investment Options available through the Separate Account. We also receive 12b-1 fees from all Funds, except portfolios from the Rydex Variable Trust and Merger Fund VL. Currently, the amount of 12b-1 fees ranges from 0.25% to 0.50%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract Owners, through their indirect investment in the funds, bear the costs of these administration and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and that we incur, in our role as an intermediary, in promoting, marketing and administering the funds. We may profit from these payments.

For information about the compensation we pay for sales of the contracts, see Distribution of the contract.

SELECTION OF FUNDS

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the Guardian Variable Products Trust, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or incoming transfers of Accumulation Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or the Fund has not attracted significant allocations from Contract Owners.

You are responsible for choosing your investment options and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including a Fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as a Fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the Funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

ACCUMULATION PERIOD	PROSPECTUS	25

WHEN YOU BUY A CONTRACT, PLEASE NOTE:

•	You can choose up to 25 of the available Variable Investment Options at any one time.

•	There are no initial sales charges on the premium payments.

•	All of the dividends and capital gains distributions that are payable to Variable Investment Options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your Accumulation Value to a payment option in order to make Annuity Payments to you.

•

You can arrange to transfer your investments among the Variable Investment Options or change your future allocations by notifying us in writing, electronically or by telephone at our Customer Service Office. We reserve the right to limit the number of transactions or otherwise restrict transaction privileges. Please see the Transfers section for more information on fees and restrictions on transfers.

•	You can change Beneficiaries as long as the Annuitant is living.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS

We do not guarantee that each Fund will always be available for investment through the contract. We reserve the right, subject to compliance with applicable law, to add new Funds or Fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which this contract belongs.

Transfers

You can only transfer money among Variable Investment Options up to 30 days before the date Annuity Payments are scheduled to begin.

TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals. Transfers are subject to certain conditions, which are described below.

During the Accumulation Period and up to 30 days before the date Annuity Payments are scheduled to begin, you can transfer all or part of your Accumulation Value among the Variable Investment Options. These transfers are subject to the following rules:

•	You are limited to 15 transfers per year;

•	You are limited to no more than 5 transfers within a quarter;

•	You are limited to no more than 3 transfers within a month;

Each transfer involving the Variable Investment Options will be based on the Accumulation Unit value that is next calculated after we have received transfer instructions from you, in Good Order, at our Customer Service Office.

You must clearly specify in your transfer request the amount to be transferred and the names of the investment options that are affected. We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in Good Order at our

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Park Avenue Securities LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request that we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and electronic services.

26	PROSPECTUS	ACCUMULATION PERIOD

Customer Service Office. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m., you will receive the next day’s unit values.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying Fund shares if the trading takes advantage of any lag between a change in the value of an underlying Fund’s portfolio securities and the reflection of that change in the underlying Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying Fund at a price that does not reflect the current market value of the portfolio securities of the underlying Fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying Fund, and may disrupt an underlying Fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the Fund.

GIAC endeavors to protect long-term Contract Owners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any Contract Owner to engage in frequent transfer activity. This contract is not designed for use by individuals or other entities that engage in “market timing” or other types of frequent trading, unusually large transfers, short-term trading, or programmed transfers. If you wish to engage in such strategies, do not purchase this contract.

Deterrence. If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit, modify, restrict, suspend or eliminate your right to make transfers or allocation changes. We monitor for frequent transfer activity among the Variable Investment Options based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other Contract Owners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We also may restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset

ACCUMULATION PERIOD	PROSPECTUS	27

You should be aware that we have entered into a written agreement with each Fund or its principal underwriter that obligates us to provide the Fund, promptly upon request, certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific Contract Owners who have been identified by the Fund as having engaged in transactions that violate the disruptive trading policies established for that Fund.

allocation or investment advisory service. Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to transfer restrictions because of the actions of your investment advisor in providing those services. The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Contract Owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable Fund.

28	PROSPECTUS	ACCUMULATION PERIOD

Underlying Fund Frequent Trading Policies. The underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying Funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying Fund may impose a redemption fee. Contract Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Contract Owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying Funds that would be affected by the transfers. For example, underlying Funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying Funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

Omnibus Orders. You should note that other insurance companies and retirement plans also invest in the underlying Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying Funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the Fund. In addition, if an underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in frequent transfer activity, the underlying Fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying Fund.

ACCUMULATION PERIOD	PROSPECTUS	29

Surrenders and

withdrawals

Surrenders and withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. Your ability to withdraw or surrender may be limited by the terms of your qualified plan.

SURRENDERS AND WITHDRAWALS

During the Accumulation Period and while all Contract Owners are living, you can redeem your contract in whole. This is known as surrendering the contract. You may also redeem part of your contract during the Accumulation Period. That is known as a withdrawal. We will not accept requests for surrenders or withdrawals after the date Annuity Payments begin.

DIA transfers under the Deferred Income Annuity (DIA) Payout Option rider will be treated as withdrawals under the Basic Contract. DIA transfers are not subject to federal or state income taxes; however, DIA transfers are subject to applicable premium taxes. DIA transfers will also impact the allocation of cost basis between the Accumulation Value of the Basic Contract and the future stream of income payments under the applicable DIA payout option. Please see “Other Contract Features: Deferred Income Annuity Rider.” The following example demonstrates the effect of a hypothetical DIA transfer on the allocation of cost basis.

Assumptions:

•	A $100,000 initial premium payment is made on January 1, 2013

•	A $30,000 DIA transfer is made on January 15, 2015

30	PROSPECTUS	ACCUMULATION PERIOD

Event	Accumulation Value	DIA Transfer	Chargeable Premium	Surrender Charges (on full surrender of basic contract)	Cost Basis Allocated to basic contract	Cost Basis Allocated to DIA rider
Contract Issue	$100,000		$100,000	$8,000	$100,000	$0
Second Contract Anniversary	$110,000		$100,000	$6,500	$100,000	$0
DIA Transfer		$30,000
Values January 15, 2015 prior to transfer	$110,000		$100,000	$6,500	$100,000	$0
Values January 16, 2015 after transfer	$80,000		$80,000	$5,200	$73,000	$27,000*

*	When a transfer is made to the DIA rider the partial annuitization rules will apply and a pro rata portion of the cost basis of the Basic Contract will be apportioned between the Basic Contract and the DIA rider. The cost basis apportioned to the DIA rider is equal to the amount of the Accumulation Value transferred from the Basic Contract to the DIA rider divided by the Accumulation Value of the Basic Contract immediately prior to the transfer, and multiplying that result by the cost basis of the Basic Contract.

Your request for surrenders and withdrawals must be received in Good Order at our Customer Service Office. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a withdrawal, we will redeem enough Accumulation Units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you at our Customer Service Office. We will deduct any applicable contract charges and premium taxes from the proceeds of a surrender. In the case of a withdrawal, we will redeem additional units to cover any applicable charges unless you instruct us to do otherwise. See Financial information: Contract costs and expenses. To effect your request, we will redeem Accumulation Units attributable to the Variable Investment Options on a pro-rata basis unless you instruct us differently.

A withdrawal will only be permitted if immediately after the withdrawal the contract surrender value is greater than zero. If the Accumulation Value is less than $2000 after the withdrawal then GIAC reserves the right to terminate the contract.

Surrenders and withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. Withdrawals reduce your Accumulation Value and your death benefit, and may result in a decrease in death benefit greater than the amount of the withdrawal. Your ability to withdraw or surrender may be limited by the terms of a qualified plan.

Systematic Withdrawals. You may request a schedule of systematic withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective typically on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as Annuity Payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges and premium taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial information: Federal tax matters.

If we receive your surrender or withdrawal request in Good Order at our Customer Service Office before the end of a Valuation Date, then we will process your request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive your surrender or withdrawal request in Good Order at our Customer Service Office at or after the end of a Valuation Date or on a day that is not a Valuation Date, then we will process your

ACCUMULATION PERIOD	PROSPECTUS	31

Assigning contract interests

If the contract is a qualified contract, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the Contract Owner. See Federal tax matters for more information.

request based on Accumulation Unit values determined at the end of the next Valuation Date. We will send you your payment within seven days of receiving a request from you in Good Order at our Customer Service Office. Please see The Accumulation Period: Payments.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

Inactive Contracts

Notwithstanding that a DIA payout option rider has been funded and is in force, we may pay the owner the Accumulation Value under the Basic Contract in one sum, if, before the Annuity Commencement Date:

•	no premium payments are made for 2 consecutive years;

•	the Accumulation Value on or after the end of such 2 year period is less than $2,000;

•	the total amount of premium payments made, less any withdrawals, is less than $2,000; and

•

we notified you in writing that this contract is inactive and 6 months after the date of such notice, you have not made any premium payments to bring either your total premium payments less withdrawals or your Accumulation Value to $2,000.

The proceeds paid to an owner may be subject to any applicable contract charges and premium taxes. Please see Financial information: Federal tax matters.

If the Accumulation Value of the Basic Contract is paid out to the contract owner because the contract is surrendered or cancelled due to inactivity but the contract has a funded and in force DIA rider, the contract is not terminated. The DIA rider remains in effect and payments will begin on the DIA commencement date in accordance with the DIA payout option chosen by the Contract Owner. If the Accumulation Value is paid out to the Contract Owner because the contract is surrendered or cancelled due to inactivity and the contract does not have a funded and in force DIA rider, the contract is terminated.

Every state has “escheatment” or unclaimed property laws which generally declare contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date, the DIA commencement date or the date the death benefit is due and payable. Such contracts will be surrendered and paid to the abandoned property division or unclaimed property office of the applicable state. States are obligated to pay such assets (without interest) to claimants with proper documentation. You can prevent “escheatment” by keeping your address and the name(s) and address(es) of your designated Beneficiary(ies) current.

32	PROSPECTUS	ACCUMULATION PERIOD

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer that may help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We have the right to modify or discontinue either program. We will give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. See Transfers for limitations on such transfers.

Dollar Cost Averaging

This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

Fixed Dollar Cost Averaging Program

Under Fixed Dollar Cost Averaging (Fixed DCA), you may transfer set amounts of money from the Fixed Dollar Cost Averaging Account (Fixed DCA Account) over a three month period. If you wish to take advantage of Fixed DCA, you must elect it on your application and your initial net premium, and any subsequent Net Premiums received prior to the third Monthly Contract Anniversary, must be allocated to the Fixed DCA Account. On each of the first three monthly contract anniversaries, GIAC will transfer a percentage, as shown in the chart below, of the Fixed DCA Account to the Variable Investment Options in accordance with your allocation instructions then in effect. If a Monthly Contract Anniversary is not also a Valuation Date, the transfer will occur on the next following Valuation Date.

Monthly Contract Anniversary from Issue Date	Percentage of Fixed DCA Account transferred
1	33 1/3%
2	50%
3	100%

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer that may help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

Forms and Reports

In order to complete certain transactions under this annuity you may need to complete additional forms, including for example, the DIA transfer request form which provides you with instructions and important disclosures, regarding liquidity and product choice.

We will send you confirmations regarding financial transactions, including premium payments and DIA transfers, and contract changes that you make. These confirmations will provide you with financial information for the current transaction and important disclosures.

We will also send you quarterly, annual and anniversary statements that will provide you with much of this information described above, as well as current contract values for contract benefits, including any elected optional death benefits and the DIA rider.

At least twice each year, we send a report to each Contract Owner that contains financial information about the underlying Funds, in accordance with applicable laws, rules and regulations. If several members of the same household each own a contract, we may send only one such report to that address, unless you instruct us otherwise. Similarly, if several members of the same household each own a contract, we will send only one contract prospectus each year. In addition, at least once each year, we send a statement to each Contract Owner that reports the number of Accumulation Units and their value under the contract.

You may receive additional copies by calling or writing our Customer Service Office.

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Transfers out of the Fixed DCA Account will be on a first-in-first-out basis, so that transfers will be deemed to come first from the oldest net premium and any interest attributable to that net premium.

We guarantee that the net premium payments you invest in the Fixed DCA Account will earn daily interest at a minimum annual rate of at least 1%. At our discretion, we may credit interest at a rate higher than 1% but we are not obliged to do so. Net Premiums that you invest in the Fixed DCA Account become part of GIAC’s general account assets and the value of the Net Premiums invested in the Fixed DCA Account does not vary with the investment experience of any variable investment option.

We may declare different interest rates in excess of 1% depending on when premium payments are received. This means that amounts allocated to the Fixed DCA Account on any designated Valuation Date may be credited with a different rate of interest than the rate previously credited to Net Premiums allocated to the DCA Account on any other Valuation Date.

Fixed DCA will terminate on the earliest of

•	the Valuation Date that all amounts have been transferred out of the Fixed DCA Account;

•	the Annuity Commencement Date;

•	the date a transfer or change in allocation instructions under the Basic Contract is received at our Customer Service Office;

•	the date the Basic Contract is surrendered or terminated; or

•	the date on which you request that all amounts in the Fixed DCA Account be transferred out of the Fixed DCA Account to the then current allocation options.

If Fixed DCA terminates prior to all amounts being transferred out of the Fixed DCA Account, the remaining amount will be immediately allocated to the then current allocation options in accordance with your instructions in effect at that time. Net Premiums received on or after the date Fixed DCA has terminated will be allocated to the allocation options in accordance with your then current allocation instructions.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings from the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your Variable Investment Options to return them to the designated percentages when any percentage exceeds or is less than your chosen percentages by at least 5%. We will process these transfers quarterly. To participate in this program you must have an Accumulation Value of at least $10,000.

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Automated Alert Program

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) your Accumulation Value in a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or 2) your contract Accumulation Value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria have been met.

When an Automated Alert meets the criteria you specified, we will send an e-mail notification to you at the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. We cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive the e-mail notification, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the Automated Alert program. However, we reserve the right to limit the frequency of Automated Alerts or to impose a maximum fee of $25 for the Automated Alert Program. You will be notified if GIAC discontinued or restricted Automated Alert privileges. You will be notified if GIAC chose to charge or change a fee. At any time you may terminate your Automated Alert privileges or opt out of the Automated Alert Program, if GIAC chose to discontinue, restrict or charge a fee for Automated Alert privileges. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The Accumulation Period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone the date of any calculation or payment from the Variable Investment Options if:

•	the New York Stock Exchange is closed other than for customary weekend and holiday closings or restricts trading,

•	the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a Variable Investment Option’s assets is not reasonably practicable, or

•	the SEC, by order, permits us in order to protect Contract Owners remaining in the Variable Investment Options.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contract owner’s account. If these laws apply in a particular situation, we would not be allowed to accept premium payments or to process any request for a surrender, withdrawal, or transfer, or pay death benefits or make Annuity Payments. If a contract is frozen, the Accumulation Value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose cannot be earlier than the first Contract Anniversary (without GIAC’s prior consent) or later than the Contract Anniversary immediately following the annuitant’s 100th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued. If your Annuity Commencement Date is on the 29th, 30th or 31st of the month, your Annuity Payments will be processed on the first business day of the following month. Once Annuity Payments begin, you may not change: the Annuitant; the payout option; the guaranteed period under the chosen payout option; or the survivor percentage in the fixed joint and survivor annuity payment option. See Option F-3 below.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

We use the following information to determine the annuity purchase rate when applying your Accumulation Value to an annuity payout option:

•	the table in your contract reflecting the gender and age of the Annuitant at the birthday nearest the date Annuity Payments are to begin, and

•	the annuity payout option you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the amount of the Annuity Payments.

The number and amount of your Annuity Payments will not be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make Annuity Payments once a month, or on another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.
•	A payment frequency where the Annuity Payments are $20 or less will not be permitted.

PAYEE

Unless you request otherwise, the payee of any Annuity Payments will be the first among the following who is living at the time the payment is to be made:

•	any surviving owner or joint owner; if none, then

•	any surviving primary Beneficiary; and, if none, then

•	any surviving Contingent Beneficiary.

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If no payees are living and a guaranteed annuity payout period has not ended, then the present value of any remaining Annuity Payments will be paid to the estate of the last remaining payee.

ANNUITY PAYOUT OPTIONS

You can choose to have Annuity Payments made under payout options that are available under the contract; we will make Annuity Payments to you if the Annuitant is living and the contract is in force on the Annuity Commencement Date. You can make your choice of annuity payout option at any time before your Annuity Payments begin. If no election is made as of the Annuity Commencement Date payments will be made monthly under Option F-2, a life annuity with a guaranteed period of 10 years. At any time, we may discontinue any of these options or make additional options available.

Before the Annuity Commencement Date, the owner(s) may elect to restrict certain rights any Beneficiary may have under the contract in the event that the Contract Owner and/or Annuitant dies while there are guaranteed Annuity Payments still outstanding. If you choose this election, the Beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining Annuity Payments;

•	name or change any contingent or concurrent Beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the Contract Owner and/or Annuitant.

We must receive written notice that you elect to apply the above restrictions. Such notice must be received at our Customer Service Office, in Good Order and in a form satisfactory to us, before the Annuity Commencement Date. Once elected, only the Contract Owner on record as of the Annuity Commencement Date can revoke this election, and once it is revoked, it cannot be reinstated. Any existing elections will be canceled in the event of a change of ownership or the addition of a new owner of a contract.

All annuity payout options are fixed-rate options that are payable from GIAC’s general account assets. For fixed-rate annuity payment options, each $1,000 of Accumulation Value is multiplied by the greater of: (i) the current fixed annuity rate in effect on the Annuity Commencement Date applicable to the payout option elected; or (ii) the guaranteed fixed annuity rate for the payout option elected.

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for Beneficiaries. Payments stop when the Annuitant dies. Therefore, if

ANNUITY PERIOD	PROSPECTUS	37

Fixed-rate annuity payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-6 10-Year Guaranteed Period

the Annuitant dies before the date of the second payment, then it is possible that we may make only one payment under this option.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the Annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the Beneficiary. Payments are guaranteed for any period of between 1 and 30 full years. The length of any guaranteed period must be elected before the Annuity Commencement Date, and cannot exceed the life expectancy of the Annuitant. Upon the annuitant’s death, we will pay the balance of the Annuity Payments for the remainder of the guaranteed period, or the owner or joint owner (if living) or the Beneficiary (if any owner is not living) can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If this payee dies while receiving the payments, the present value of the remaining number of payments will be paid in one lump sum to the payee’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the Annuitant and a designated second person, the joint Annuitant; if either one dies, payments will continue during the survivor’s lifetime. There are two versions available. After the death of the Annuitant or joint Annuitant, payments will continue during the survivor’s lifetime based on a percentage (chosen by you) of the payment in effect while both annuitants were living. Under one version of this annuity payout option, it is possible that only one annuity payment will be made if both the Annuitant and joint Annuitant die before the date of the second payment. Under a second version, payments are guaranteed for any number of full years between 1 and 30; the length of any guaranteed period must be elected before the Annuity Commencement Date, and cannot exceed the life expectancy of either Annuitant.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the Annuitant dies during the ten year payment period, the remaining payments will be made to the Beneficiary or the Beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information.

38	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

Death of an Owner or Death Benefit Covered Person before the Annuity Commencement Date

We will pay a death benefit upon receipt, in Good Order at our Customer Service Office, of due proof of the death of any Owner or, in California, the Death Benefit Covered Person, before the Annuity Commencement Date. If the Owner is a non-natural Owner, the death of the Annuitant will be treated as the death of an Owner for purposes of determining whether a death benefit is payable. In California, upon death of an Owner who is not the Death Benefit Covered Person, we will distribute all of the Owner’s interest in a lump sum. For purposes of the discussion in this section, Distributions on Death, the term “death benefit” shall also include the distribution of the Owner’s interest upon death of an Owner who is not the Death Benefit Covered Person.

The death benefit is payable first to:

•	any surviving Owner or Joint Owner, if none, then

•	any surviving primary Beneficiary, if none, then,

•	any surviving Contingent Beneficiary, if none then

•	to the last surviving Owner’s estate.

Unless otherwise provided, to receive the death benefit, the party above must be living on the earlier of:

•	the date we receive Due Proof of Death in Good Order at our Customer Service Office; or

•	the 15th day after the date of death.

Calculation of Death Benefit. If we receive Due Proof of Death in Good Order at our Customer Service Office before the end of a Valuation Date, we will calculate the death benefit based on the Accumulation Value determined at the end of that Valuation Date. If we receive Due Proof of Death in Good Order at our Customer Service Office at or after the end of a Valuation Date (or on a day other than a Valuation Date), then we will calculate the death benefit based on the Accumulation Value determined at the end of the next Valuation Date. We will pay the death benefit to the appropriate Beneficiary or Beneficiaries (or surviving Joint Owner(s), if applicable) after we receive Due Proof of Death in Good Order. We then will have no further obligation under the contract.

Amount of Death Benefit. The amount of the death benefit will be the greater of:

•	the Accumulation Value as of the end of the Valuation Date on which we receive Due Proof of Death in Good Order, less any premium taxes, or

•	the amount of any death benefit provided by an enhanced death benefit rider.

Multiple Beneficiaries. If there is more than one Beneficiary, each beneficiary’s portion of the death benefit proceeds will be distributed upon receipt of settlement instructions in Good Order from that Beneficiary. Proceeds for those Beneficiaries who have not provided settlement instructions in Good Order will remain in the contract and the value of

Death benefits

We will pay a death benefit upon receipt of due proof of death of any owner or, in California, the Death Benefit Covered person prior to the Annuity Commencement Date. At the time of purchase, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit. In California, upon death of an Owner who is not a Death Benefit Covered Person prior to the Annuity Commencement Date, we must distribute all of the Owner’s interest in the contract in a lump sum.

OTHER CONTRACT FEATURES	PROSPECTUS	39

such proceeds will fluctuate with the performance of the contract’s current investment allocation until we receive such instructions. Therefore, each Beneficiary may receive a different amount, even when all Beneficiaries have been designated to share the proceeds equally.

Distribution of Death Benefit Proceeds: We generally will pay the death benefit in a lump sum, unless the Beneficiary elects to have the death benefit distributed over his or her life, in accordance with one of the annuity payout options, as described below. In California only, if a distribution is payable because of the death of an owner who is not the Death Benefit Covered Person, it will only be paid in a lump sum. A Beneficiary (or surviving owner, if applicable) who is entitled to a death benefit may defer payment of this sum for up to five years from the date of death.

Instead of a lump sum payment, the Beneficiary or surviving joint owner, as the case may be, may elect to have the death benefit distributed over his or her life, or to one of the Annuity Payout options that contain a life contingency where the applicable guaranteed period does not extend beyond life expectancy. However, this election must be made and distributions must commence within one year of the date of death. If the election to receive annuity payments is not made within this time period, then the lump sum option will be deemed to have been elected, and this contract will be fully distributed within 5 years of the date of death. We will consider that deemed election as our receipt of settlement instructions regarding payment of the death benefit proceeds. We must receive notification of the choice of alternative payout option at our Customer Service Office at least three business days before we pay out the death benefit proceeds and within one year of the date of death.

If, on the Valuation Date that we calculate the death benefit, we also receive settlement instructions for at least one Beneficiary that includes a request for deferral of the payment of the death benefit proceeds or election of an annuity payout option, as described above, or we do not receive settlement instructions in Good Order from all Beneficiaries, any death benefit amount exceeding the Accumulation Value that is not distributed to the Beneficiaries will be credited to the contract. This crediting event will constitute satisfaction of our death benefit obligation under your contract and we will have no further death benefit obligation under the contract. Any portion of the credited amount that is not distributed to the Beneficiaries as death proceeds on such Valuation Date will be allocated among the Variable Investment Options in accordance with the allocation instructions in effect at that time. Such amounts shall remain invested in the contract until paid out in accordance with settlement instructions from Beneficiaries.

You may designate that a Beneficiary is to receive the death benefit proceeds either through an annuity for life or over a period that does not exceed the life expectancy of that Beneficiary. Such designation must be made in writing in a form acceptable to us, and may only be revoked in your written notice received at our Customer Service Office in Good Order. Upon your death, the Beneficiary cannot revoke or modify any designation you made on how the death benefit proceeds are to be paid.

Upon the death of any owner, ownership of the contract before the full distribution of the death benefit proceeds will pass as follows:

•	any surviving Owner, if none then

•	any surviving primary Beneficiary, if none then

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•	any surviving Contingent Beneficiary, if none then

•	the last surviving owner’s estate.

Upon the death of an Annuitant if the owner is a non-natural owner, the non-natural owner will retain ownership of this contract before the full distribution of the death benefit proceeds.

A non-spousal Beneficiary (or any surviving joint owner) that is entitled to a death benefit has the right to elect another Beneficiary to receive the death benefit proceeds in the event of his or her death before the full distribution of the proceeds.

Death of an Owner on or after the Annuity Commencement Date

If any owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

Generally, your Beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the following rules:

•

If the Beneficiary (or the sole surviving joint Contract Owner) is not your spouse, and you die before the date Annuity Payments begin, then we must distribute all of your interest in the contract within five years of your death. These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest: is payable to, or for the benefit of, any new Contract Owner, and will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new Contract Owner.

•

If your spouse is the only primary Beneficiary (or the sole surviving joint owner) when you die, then your surviving spouse may be able to elect (or may be deemed to have elected) to continue the contract. For more information, see Spousal continuation below.

•	If a Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death.

•	In California, if any owner who is not the Death Benefit Covered Person dies prior to the Annuity Commencement Date, we must distribute all of the owner’s interest in the contract in a lump sum.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation only if: (1) an owner dies before the Annuity Commencement Date; and (2) the deceased owner’s spouse, under federal law, is the sole surviving owner or the sole surviving primary Beneficiary on the date of such owner’s death. In addition in California spousal continuation is only available if the owner who dies is also the Death Benefit Covered Person.

If the sole Beneficiary is legally recognized as the decedent’s spouse for federal tax purposes, or is the decedent’s partner in a registered domestic

OTHER CONTRACT FEATURES	PROSPECTUS	41

partnership, civil union or similar formal relationship under state law, he or she may elect to continue the annuity contract. If the Beneficiary elects this option, the Beneficiary may become the owner and Annuitant of the contract and must designate a new Beneficiary. This will give the Beneficiary access to all of the rights and privileges of the contract. Prior to selecting this option, the Beneficiary may want to review the annuity contract to determine if the option best suits his or her needs.

On June 26, 2013, the U.S. Supreme Court ruled in U.S. v. Windsor that Section 3 of the Federal Defense of Marriage Act is unconstitutional. Now if a couple is married in a jurisdiction that recognizes same-sex marriage, the couple are “spouses” for federal tax purposes and afforded income-deferred options under 72(s) and 401(a)(9). The Department of the Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the surviving spouse resides.

Although partners in a registered domestic partnership, civil union or similar formal relationship under state law that is not denominated as marriage under the laws of that state may continue the contract, such partners will not be considered married for federal tax purposes. Therefore, the favorable tax treatment provided under federal law to surviving spouses will not be available to such partners and spousal continuation in such cases may impact the contract’s qualification as a tax deferred vehicle. Please consult with a tax advisor with questions regarding your tax situation.

We must receive notice of due proof of death (of the owner) in Good Order at our Customer Service Office. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by 90th day after we receive due proof of death, spousal continuation will automatically be deemed to have been elected on that day. The surviving spouse may also provide notice of election of spousal continuation by the 90th day in Good Order at our Customer Service Office. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

If the contract is continued under spousal continuation and the death benefit proceeds that would have been paid upon an owner’s death exceed the Accumulation Value on the date used to calculate the death benefit, then we will credit an amount equal to the difference between the death benefit proceeds and the Accumulation Value to the investment options under the contract in accordance with your allocation instructions at that time. If applicable, the surviving spouse will become the new owner and will replace the deceased owner as Annuitant or Contingent Annuitant. The death benefit payable under the continued contract is the Accumulation Value as of the end of the Valuation Date we received, in Good Order at our Customer Service Office, due proof of death of the surviving spouse.

If the Annuitant is changed under spousal continuation, then the Annuity Commencement Date will be the new annuitant’s 100th birthday, unless an earlier date is otherwise elected by the owner. If the contract is surrendered or a withdrawal is made after spousal continuation, then all net premium payments made before spousal continuation will not be subject to a contingent deferred sales charge. All provisions of the contract with respect to contingent deferred sales charges will apply to the withdrawal or surrender of any Chargeable Premium payments made after spousal continuation.

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ENHANCED DEATH BENEFIT RIDERS

When you buy your contract, you can choose to buy an enhanced death benefit rider. If a death benefit is payable and an enhanced death benefit rider is in force, the Beneficiary will receive the greater of either the death benefit described above or the enhanced death benefit. You should consult your tax adviser before selecting an enhanced death benefit rider. These riders may not be available in your state or the terms and conditions may vary from state to state. You should contact your registered representative for information about the availability of any of the riders under your contract.

Highest Anniversary Value Death Benefit Rider

Under this rider, a death benefit is payable upon the death of:

(i)	any owner, or in California the Death Benefit Covered Person;

(ii)	a surviving spouse who has continued the Basic Contract in accordance with the spousal continuation provision and who on the effective date of the spousal continuation is 75 or younger.

This rider provides for an enhanced death benefit equal to the greater of:

•	the death benefit under the contract without any optional riders (i.e., the Basic Contract); or

•	the highest anniversary value enhanced death benefit,

less any premium taxes as of the end of the Valuation Date on which we receive Due Proof of Death in Good Order.

We must receive proof of death in Good Order at our Customer Service Office that the death occurred before the Annuity Commencement Date for a benefit to be payable.

On the contract issue date, the highest anniversary value death benefit (“HAVDB”) is the initial premium payment. The HAVDB will increase by the amount of any additional premium payments. On each annual Contract Anniversary up to and including the one immediately following the older owner’s 80th birthday (or the annuitant’s 80th birthday if there is a non-natural owner) (or in California, the Death Benefit Covered Person’s 80th birthday), the HAVDB will equal the greater of the current HAVDB or the Accumulation Value of the Basic Contract on that Contract Anniversary. The HAVDB will decrease by an adjusted withdrawal amount whenever a withdrawal is made under the Basic Contract. The adjusted withdrawal amount is determined by dividing the amount of each withdrawal by the Accumulation Value immediately before that withdrawal, and then multiplying that result by the HAVDB immediately before the withdrawal. If the adjusted withdrawal amount is less than the dollar amount of the withdrawal, then the HAVDB will be reduced by the dollar amount of the withdrawal instead of the adjusted withdrawal amount. The HAVDB will be distributed in the same manner as the death benefit under the Basic Contract. We deduct a daily charge for this rider based on an annual rate of 0.35% of the Accumulation Value of your Variable Investment Options.

In all states except California, if there is a change of owner (or, if the owner is a non-natural person, a change in Annuitant) under the terms of the Basic Contract, other than as a result of the exercise of a spousal

OTHER CONTRACT FEATURES	PROSPECTUS	43

continuation, then the HAVDB will be set to equal the Accumulation Value on the Valuation Date that the change in owner is effective, even if lower than the HAVDB on that date. Any premium payments made and withdrawals taken after the effective date of this change will change the HAVDB in the manner described above.

If a surviving spouse elects to continue the Basic Contract under spousal continuation, and the HAVDB that would have been paid under the Basic Contract upon the owner’s death exceeds the Accumulation Value at the time of the owner’s death, then we will credit this difference to the investment options in accordance with the current allocation instructions under the Basic Contract. If the HAVDB that would have been paid is less than the Accumulation Value at the time of the owner’s death, then we will increase the HAVDB to equal the Accumulation Value. Thereafter, we will calculate the HAVDB as described above.

This rider can only be elected at contract issue, and all Owners under the contract must be under age 76. If the owner is a non-natural person, then the Annuitant must be younger than age 76. To be eligible to continue the rider, a continuing spouse must be eligible to continue the Basic Contract under the spousal continuation provisions of the Basic Contract, see Spousal continuation above, and the continuing spouse must be younger than age 76 on the effective date of the spousal continuation.

If upon the death of the surviving spouse the HAVDB exceeds the Accumulation Value and any death benefit proceeds are not distributed as a lump sum, we will credit the difference between the HAVDB that would have been paid as death benefit proceeds and the Accumulation Value on the applicable Valuation Date to the allocation options in accordance with the current allocation instructions under the Basic Contract. The Beneficiaries may not continue this rider and this rider will terminate.

This rider terminates on the earliest of the following:

•	the date that a death benefit is paid under a death benefit rider or under the Basic Contract, if the Basic Contract is not continued by an eligible spouse;

•	the date that a death benefit is paid under this rider or under the Basic Contract upon death of the surviving spouse who has continued the Basic Contract and this rider;

•	the date the Accumulation Value under the Basic Contract equals zero;

•	the Annuity Commencement Date; or

•	upon a change in owner (or, if owner is a non-natural person, a change in Annuitant), including spousal continuation, and the new owner is age 76 or older.

You may not reinstate this rider once it terminates.

The highest anniversary value death benefit rider is available only in states where it has been approved and where we are continuing to offer it. You should contact your registered representative for information about the availability of this enhanced death benefit rider under your contract.

Please note: At issue, if you are under age 76, you can elect the highest anniversary death benefit rider in conjunction with the return of premium plus death benefit rider available under the contract.

44	PROSPECTUS	OTHER CONTRACT FEATURES

RETURN OF PREMIUM DEATH BENEFIT (ROPDB) RIDER

This rider provides for an enhanced death benefit that may be greater than the death benefit provided under the Basic Contract. You may elect one of two options, the return of premium death benefit rider basic (ROPDB Basic) or return of premium death benefit Plus (ROPDB Plus).

The ROPDB will be payable if on the Valuation Date a death benefit under the Basic Contract is calculated, the ROPDB is greater than the death benefit provided by the Basic Contract or any other death benefit rider that may be attached to the Basic Contract.

ROPDB Basic

If you have elected the ROPDB Basic death benefit, on the issue date, the death benefit is equal to the initial premium payment. Thereafter, we will increase the ROPDB Basic death benefit by the amount of any additional premium payment on the Valuation Date we receive such payment in Good Order at our Customer Service Office. We will decrease the ROPDB Basic death benefit by the Adjusted Withdrawal Amount on the Valuation Date that a withdrawal is made. We will reset the ROPDB Basic to the Accumulation Value on the Valuation Date that a change in owner, or in the event of a non-natural owner, a change in the Annuitant, is effective, even if the Accumulation Value is lower than the ROPDB Basic death benefit on that Valuation Date.

Under the ROPDB Basic death benefit, the Adjusted Withdrawal Amount is equal to the greater of:

•	The dollar amount of the withdrawal, or

•

The ROPDB Basic death benefit immediately before the withdrawal multiplied by (a) divided by (b) where (a) is the amount of the withdrawal and (b) is the Accumulation Value immediately before the withdrawal.

We deduct a daily charge for this rider based on an annual rate of 0.25% of the Accumulation Value of your Variable Investment Options.

This rider can only be elected at contract issue, and all Owners under the contract must be under age 86. If the Owner is a non-natural person, then the Annuitant must be younger than age 86.

ROPDB Plus

If you have elected the ROPDB Plus death benefit, on the issue date, the death benefit is equal to the initial premium payment. Thereafter, we will increase the ROPDB Plus death benefit by the amount of any additional premium payment on the Valuation Date we receive such payment in Good Order at our Customer Service Office. We will decrease the ROPDB Plus death benefit by the Adjusted Withdrawal Amount on the Valuation Date that a withdrawal is made. In all states except California, we will reset the ROPDB Plus to the Accumulation Value on the Valuation Date that a change in owner, or in the event of a non-natural owner, a change in the Annuitant, is effective, even if the Accumulation Value is lower than the ROPDB Plus death benefit on that Valuation Date. On each Contract Anniversary, the ROPDB Plus death benefit will be increased by the amount in the ROPDB Plus Interest Account on the day immediately prior to the Contract Anniversary.

OTHER CONTRACT FEATURES	PROSPECTUS	45

ROPDB Plus Basis

The ROPDB Plus Basis, as of the issue date, is equal to the initial premium paid under the Basic Contract. The ROPDB Plus Basis will increase by the amount of any subsequent premiums paid under the Basic Contract. Any withdrawal in excess of the ROPDB Plus Interest Account will cause the ROPDB Plus Basis to reset to the lesser of:

•	The Accumulation Value immediately after the withdrawal; or

•	The total premiums paid under the Basic Contract less the total amount of withdrawals.

On each Contract Anniversary, the ROPDB Plus Basis will be reset to the Accumulation Value in effect on that Contract Anniversary.

On each Contract Anniversary, the ROPDB Plus death benefit will be increased by the amount in the ROPDB Plus Interest Account. Amounts will be transferred from the ROPDB Plus Interest Account on the day prior to the Contract Anniversary so that on the Contract Anniversary the amount in the ROPDB Plus Interest Account will be zero.

On each calendar day, we will increase the ROPDB Plus Interest Account by an amount equal to the ROPDB Plus Daily Factor multiplied by the ROPDB Plus Basis. The ROPDB Daily Plus Factor is based upon a simple interest rate of 3% divided by 365 (a daily factor equalling 0.00008219) . In addition, we will decrease the ROPDB Interest Account by the Adjusted Withdrawal Amount on the Valuation Date that a withdrawal is made, but not to an amount less than zero.

Under the ROPDB Plus death benefit, the Adjusted Withdrawal Amount is equal to the dollar amount of the withdrawal from the ROPDB Plus Interest Account. However, if the dollar amount of the withdrawal is in excess of the dollar amount in the ROPDB Plus Interest Account, the Adjusted Withdrawal Amount is increased by the greater of the following:

•	The dollar amount of the withdrawal in excess of the dollar amount in the ROPDB Plus Interest Account; or

•	The ROPDB Plus death benefit immediately before the withdrawal multiplied by (a) divided by (b) where (a) is the dollar amount of the withdrawal in excess of the dollar amount in the ROPDB Plus Interest Account and (b) is the Accumulation Value immediately prior to the withdrawal reduced by the dollar amount withdrawn from the ROPDB Plus Interest Account.

We deduct a daily charge for this rider based on an annual rate of 0.45% of the Accumulation Value of your Variable Investment Options.

This rider can only be elected at contract issue, and all Owners under the contract must be under age 61. If the Owner is a non-natural person, then the Annuitant must be younger than age 61.

Termination

This rider terminates on the earliest of the following:

•	the date a death benefit is paid under a death benefit rider or under the Basic Contract upon proof of death in good order; or

•	the date the Accumulation Value under the Basic Contract equals zero; or

•	the basic contract’s Annuity Commencement date.

Other than as set forth above, you may not terminate this rider. You may not request to reinstate this rider once it terminates.

46	PROSPECTUS	OTHER CONTRACT FEATURES

The return of premium death benefit rider is available only in states where it has been approved and where we are continuing to offer it. You should contact your registered representative for more information about the availability of this enhanced death benefit rider under your contract.

Combination of Return of Premium Plus Death Benefit Rider and Highest Anniversary Value Death Benefit Rider.

This combination of riders provides for payment of a death benefit that is the higher of the death benefit payable under the ROPDB Plus death benefit rider and the death benefit payable under the HAVDB death benefit rider. We deduct a daily charge for this combination of riders based on an annual rate of 0.50% of the Accumulation Value of your Variable Investment Options.

This combination of riders can only be elected at contract issue, and all Owners under the contract must be under age 61. If the Owner is a non-natural person, then the Annuitant must be younger than age 61.

DEFERRED INCOME ANNUITY PAYOUT OPTION RIDER (also referred to as SecureFuture income rider)

When you buy your contract, you can elect for no additional charge a deferred income annuity payout option (DIA) rider if owner/Annuitant is age 80 or under for a non-qualified contract or owner/Annuitant is age 65 or under for a qualified contract. Even though there is no charge for this rider it must be elected at the time of application. This rider allows you to transfer all or a portion of your Accumulation Value to it in order to create a stream of regularly scheduled payments (DIA payments) that begin on the DIA commencement date. You may not transfer any Accumulation Value to the DIA rider until the second Contract Anniversary.

This rider may not be available in your state or the terms and conditions may vary from state to state. You should contact your registered representative for information about the availability of the rider under your contract.

The DIA rider is designed to provide you with a long term strategy for creating a future stream of income Annuity Payments guaranteed to last for your lifetime or for a set period of time you choose. The DIA rider allows you to build your stream of Annuity Payments over time to be paid in the future rather than requiring one single premium at annuitization to create payments beginning immediately. The Basic Contract provides the potential to benefit from possible market gains by allocating net premium to an array of Variable Investment Options, which gains

DIA Commencement Date – This is the date you chose for DIA payments to begin. The DIA commencement date is elected at the time of the initial DIA transfer request and cannot be subsequently changed unless the Changing the DIA Commencement Date provision is exercised. The DIA commencement date must be more than 24 months from the date of the initial DIA transfer. The latest DIA commencement date is the earlier of: (1) 40 years from the date of the initial DIA transfer; or (2) the annuitant’s age 85 (age 70 1/2 if the Basic Contract is subject to required minimum distribution rules established under the Internal Revenue Code).

OTHER CONTRACT FEATURES	PROSPECTUS	47

can be transferred to the DIA rider to increase your future stream of Annuity Payments. You bear the risk of investment losses in the Variable Investment Options. DIA transfers are maintained in GIAC’s general account. Contract guarantees, including payments under the DIA rider, are guaranteed solely by the claims-paying ability and strength of GIAC.

Ultimately, payments under the rider are subject to the claims paying ability of GIAC. While GIAC guarantees future income payments based on amounts transferred to the DIA rider and a variety of other factors, as described in this prospectus, we do not guarantee that the amounts transferred to the rider will be sufficient to provide you with a secure retirement. The level of payments necessary to secure your future is a subjective determination that only you, in conjunction with your financial advisor, can make. As a result, we strongly recommend that you consult with your financial advisor when determining the amount and timing of transfers to the DIA rider.

DIA Transfers

We require a minimum initial DIA transfer amount of $5,000 and thereafter, the minimum additional transfer amount is $1,000. However, if you purchase a contract through an employer payroll deduction plan or you set up an automated DIA transfer plan, we may accept purchase payments below $1,000. Total DIA transfers made in the contract year in which the initial DIA transfer is made may not exceed the lesser of $100,000 or the aggregate amount of DIA transfers made in the contract year in which the initial DIA transfer was made. We will not accept DIA transfers beginning 12 months prior to the DIA commencement date. The aggregate dollar amount of DIA transfers may not exceed $1,000,000. Only 15 DIA transfers may be made annually, but these cannot exceed 5 per quarter or 3 per month. These limits may be exceeded only with our consent.

You may only make DIA transfers for a non-qualified contract if owner/Annuitant is age 83 or younger; for a qualified contract if owner/Annuitant is age 68 or younger; and if choosing a life only DIA Payout option if owner/Annuitant is age 70 or younger.

We will not accept any DIA transfer requests if the Annuitant is not living on the date that we receive the request. We reserve the right not to accept DIA transfer requests that would result in a violation of any applicable required minimum distribution rules described in the Internal Revenue Code.

Each DIA transfer that you make will increase the amount of your future DIA payments. The increase in your future DIA payments will be equal to the amount offered by the Company at the time of the DIA transfer for the amount transferred. This amount, the DIA payment amount, will be based on various factors, including:

• the age of the Annuitant at the time the DIA transfer request is received at our Customer Service Office in Good Order;

• the DIA commencement date;

• the DIA payout option chosen;

• for non-qualified contracts, the sex of the Annuitant; and

• the current interest rate environment.

48	PROSPECTUS	OTHER CONTRACT FEATURES

It is possible that the DIA payment amount you will receive from the Company may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a DIA transfer, you should consider, in consultation with your financial adviser, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

After making a DIA transfer you will receive a confirmation of the current DIA transfer, the DIA payment amount for the current DIA transfer, and the cumulative DIA payment for all DIA transfers to date.

You may request to cancel the DIA transfer. Notice of such request must be received at our Customer Service Office in Good Order no later than the 10th day after your receipt of the confirmation for the transaction. If a DIA transfer is cancelled, we will allocate the amount of the DIA transfer back to the allocation options of the Basic Contract in the same proportion as the current Accumulation Value. If there is no Accumulation Value at the time of the cancellation, we will allocate the amount of the DIA transfer back to the allocation options in the same proportion as the Accumulation Value immediately prior to the last DIA transfer. Any death benefit provided by the Basic Contract or any other death benefit rider that may be attached to the Basic Contract will be reestablished as if the DIA transfer had not occurred. If you have cancelled a DIA transfer you may not make another DIA transfer for 90 days from the date that the DIA transfer was cancelled. Although DIA transfers can be cancelled, as set forth above, the DIA rider cannot be cancelled.

After the initial DIA transfer, you may not change the Annuitant(s), DIA commencement date (unless the Changing the DIA Commencement Date provision is exercised), or the DIA payout option. Once a DIA transfer has been made and the cancellation period has expired, the amounts transferred cannot be withdrawn from the DIA rider.

You will not have access to this money except through the future stream of fixed income payments created by your transfers to the rider.

Effect of DIA Transfers on Basic Contract

All DIA transfers will be treated as withdrawals under the Basic Contract.

DIA transfers will be treated as withdrawals under the Basic Contract. Neither federal nor state income taxes are withheld; however, DIA transfers are subject to applicable premium taxes. DIA transfers will also impact the allocation of cost basis between the Accumulation Value of the Basic Contract and the future stream of income payments under the applicable DIA payout option. Please see “Other Contract Features: Deferred Income Annuity Rider.” The following example demonstrates the effect of a hypothetical DIA transfer on the allocation of cost basis.

Assumptions:

•	A $100,000 initial premium payment is made on January 1, 2013

•	Net Return of 0%

•	A $15,000 DIA transfer is made on January 15, 2015

•	The DIA Commencement Date is January 15, 2023

•	The present value of the future payments as of the DIA Commencement Date is $18,228.

OTHER CONTRACT FEATURES	PROSPECTUS	49

Event	Accumulation Value	Cost Basis Allocated to Basic Contract	Cost Basis Allocated to DIA rider
Contract Issue	$100,000	$100,000	$0
Second Contract Anniversary	$100,000	$100,000	$0
DIA Transfer
Values on January 15, 2015 prior to DIA Transfer	$100,000	$100,000	$0
Values on January 16, 2015 immediately after the DIA Transfer	$85,000	$100,000	$0
Values on January 15, 2023 upon DIA payment commencement	$85,000	$82,342	$17,658*
*	Note: The cost basis allocated to the DIA rider is equal to the cost basis ratio multiplied by the cost basis ($100,000). The cost basis ratio is equal to the present value of future payments as of the DIA commencement date divided by the sum of the present value of future payments and Accumulation Value as of the DIA commencement date ($18,228 / ($18,228 + $85,000) x 100,000 = $17,658). The DIA payment amount used in this example to determine the cost basis is hypothetical.

DIA Payment Options

You may elect to receive DIA payments based on one of the following options.

Life Annuity without Guaranteed Period

We will make DIA payments during the lifetime of the Annuitant. We do not guarantee a minimum number of DIA payments under this option. You may elect to have no death benefit paid prior to the DIA commencement date under this option. If no death benefit is elected, this rider ends with no benefits payable upon the death of the Annuitant prior to the DIA commencement date.

Life Annuity with Guaranteed Period

We will make DIA payments during the lifetime of the Annuitant. Payments are guaranteed for the number of full years chosen in the initial DIA transfer request. The guaranteed period cannot be less than 5 years or more than the lesser of 30 years or 100 minus the annuitant’s age on the DIA commencement date. For qualified contracts, the guaranteed period cannot exceed the annuitant’s life expectancy as determined under the Internal Revenue Code. If the Annuitant dies before the end of the guaranteed period, we will pay the balance of the payments for the remainder of that period to the owner, unless the owner elects to be paid the present value of the current dollar amount of the then remaining guaranteed DIA payments for that period in a lump sum.

Life Annuity with Refund Certain

We will make DIA payments during the lifetime of the Annuitant. Payments are guaranteed until the amount of the accumulated DIA payments equals the total DIA transfers. If the Annuitant dies before the date the total DIA payments equals the total amount of DIA transfers, we will pay the balance of the payments in a lump sum unless the owner elects to continue to receive the remaining DIA payments.

50	PROSPECTUS	OTHER CONTRACT FEATURES

Interest Rate Change Index: Currently the Interest Rate Change Index used is the Composite Yield on Seasoned Corporate Bonds, as published by Moody’s Investors Service, Inc. using the rate in effect 3 business days prior to the date of the initial request for the change to the DIA Commencement Date. If the Interest Rate Change Index is discontinued by Moody’s, we may substitute a comparable index subject to any regulatory approval that may be required. We will notify you or any assignee of record before a substitute index is used.

Payment Acceleration Feature

For DIA payment options other than Life Annuity without Guaranteed Period and when the Basic Contract is not subject to required minimum distribution rules established under the Internal Revenue Service, an owner may elect to accelerate five monthly DIA payments in one lump sum subject to the following conditions:

•	the DIA rider is in effect and payments thereunder have begun;

•	the request is made after the DIA commencement date;

•	The owner is at least age 59 1/2; and

•	the frequency of DIA payments is monthly.

•	there are at least six months of payments remaining in any guaranteed or refund certain period.

The accelerated DIA payment will be paid on the next scheduled DIA payment date following receipt of the request for acceleration at our Customer Service Office in Good Order. The payment on that date will consist of the accelerated DIA payment plus the regularly scheduled DIA payment.

We will stop scheduled DIA payments after the payment of the accelerated DIA payment is made. Scheduled DIA payments will resume on the DIA payment date next following the last accelerated DIA payment. You may accelerate payments only once.

Changing the DIA Commencement Date

Unless the DIA payment option is Life without Guaranteed Period, you may be able to change the DIA commencement date. You may request to change the DIA commencement date to a new date that is no more than 5 years prior to or 5 years after the DIA commencement date elected at the time of the initial DIA transfer. The new DIA commencement date must also meet the requirements described in the definition of DIA commencement date (shown above) and cannot be within 60 days of the last DIA transfer or within 12 months of the date of the initial DIA transfer. The written request for such a change must be received at our Customer Service Office in Good Order no later than 14 days prior to the new DIA commencement date.

If the change is to a DIA commencement date that is earlier than the current DIA commencement date, no further changes can be made to that date. If the change is to a DIA commencement date that is later than the current DIA commencement date you may change the date one additional time. For that subsequent change, the new DIA commencement date must be no earlier than the DIA commencement date established at the time of the initial DIA transfer and no later than the then current DIA commencement date.

OTHER CONTRACT FEATURES	PROSPECTUS	51

When you change the DIA commencement date, your DIA payment will be adjusted on an actuarially equivalent basis. The DIA payment will be determined based on the Annuity Mortality Table and Interest Rate Change Index. The Interest Rate Change Index will be adjusted by the DIA commencement date Change Factor, currently 1.50%. If the DIA commencement date is changed to a date earlier than the then current DIA commencement date, we will increase the Interest Rate Change Index by the amount of the DIA commencement date Change Factor. If the DIA commencement date is changed to a date later than the then current DIA commencement date, we will decrease the Interest Rate Change Index by the DIA commencement date Change Factor but not to a percentage that is less than zero.

The Change Factor is fixed under the terms of the contract at 1.50%. The Change Factor is a value used to account for the risk that the liabilities, or the underlying asset portfolio that supports the liabilities, do not move in tandem with the Interest Rate Change Index.

Effect of Death of Owner or Annuitant on DIA rider

Notwithstanding any provision of this rider to the contrary, all payments of benefits will satisfy the requirements of section 72(s) of the Code, as amended from time to time, for non-qualified contracts or section 401(a)(9) of the Code, as amended from time to time, for qualified contracts.

Death before the DIA Commencement Date

If the Contract Owner (or Annuitant, if the owner is a trust or other non-natural person) or, in California, the Death Benefit Covered Person, dies prior to the DIA commencement date, any amounts transferred to the DIA rider prior to the owner’s death will be added to the death benefit payable under the Basic Contract and the DIA rider will terminate. If the Annuitant named under the DIA rider, who is not also the owner or, in California, the Death Benefit Covered Person, dies prior to the DIA commencement date, no death benefit is payable under the Basic Contract, any amounts transferred to the DIA rider will be added to the Accumulation Value of the contract and the DIA rider will terminate.

Notwithstanding the above, if a death benefit is paid under this rider prior to the DIA commencement date and the Accumulation Value of the Basic Contract is zero, the death benefit will be paid to any Beneficiaries in a lump sum.

Death after the DIA Commencement Date

If the Annuitant dies on or after the DIA commencement date, DIA payments will stop unless such death occurs before the end of any guaranteed or refund certain period. In that case, DIA payments will continue as described in the applicable DIA payout option provision.

If an owner dies on or after the DIA commencement date, any remaining DIA payments will be distributed over a period of time not longer than the period of the applicable DIA payout option provision in effect on the date of death.

DIA death benefit prior to DIA commencement date: 100% of total amount of DIA transfers unless you elect the no death benefit option under the life annuity without guaranteed period. In that case the death benefit is zero.

52	PROSPECTUS	OTHER CONTRACT FEATURES

DIA Payments

On the DIA commencement date, if a DIA death benefit would not otherwise be payable, we will begin to make DIA payments under the DIA payment option selected at the time of the initial DIA transfer. The amount of the DIA payment is equal to the total DIA Payments purchased through all DIA transfers. You may elect the frequency of payments to be monthly, quarterly, semi-annually or annually. You may change the frequency of DIA payments if we receive a written request in Good Order at our Customer Service Office at least 60 days prior to the DIA commencement date. The frequency of DIA payments may not be changed on or after the DIA commencement date.

DIA Payee

We will make DIA payments to the DIA payee(s). Unless a DIA payee other than the owner is elected by the owner at the time of the initial DIA transfer, the owner is the sole DIA payee. The owner, subject to our approval and in accordance with the provisions of the rider, may elect to name a new DIA payee. If a new DIA payee is named, we will begin making payments to the new DIA payee once we receive written notification at our Customer Service Office in Good Order of the new DIA payee. Any change of DIA payee is effective on the date the notice of change is signed. However, this change will not apply to any payments made or actions taken by us on or before the Valuation Date we receive notice of the change at our Customer Service Office in Good Order. In addition, the DIA payee may change if there is a change of Owner; or a DIA payee dies.

In either case, unless otherwise elected by the owner in a written notice received at our Customer Service Office in Good Order, the owner becomes the new DIA payee.

Inactive Contracts

If the Accumulation Value of the Basic Contract is paid out to the Contract Owner because the contract is surrendered or cancelled due to inactivity but the DIA payout option has been funded and the rider is in force, the contract is not terminated. The DIA rider remains in effect and payments will begin on the DIA commencement date in accordance with the DIA payout option chosen by the Contract Owner. If the Accumulation Value is paid out to the Contract Owner because the contract is surrendered or cancelled due to inactivity and the DIA payout option has not been funded and the rider is not in force, the contract is terminated.

Premium Tax

We may deduct any premium taxes from DIA transfers. If we do so, the amount of that tax will be deducted from the DIA transfer at the time the transfer is made and prior to determining the DIA transfer purchase amount applicable to that transfer. This provision may vary depending on the state in which your contract is issued. You should refer to your contract for further details.

OTHER CONTRACT FEATURES	PROSPECTUS	53

FINANCIAL INFORMATION

The Accumulation

Value

of your contract

To determine the Accumulation Value of your contract, we multiply the number of Accumulation Units in each option by the current unit value for the option.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

When you choose a Variable Investment Option, you accumulate variable Accumulation Units. To calculate the number of Accumulation Units you buy with each payment, we divide the amount you invest in a Variable Investment Option by the value of units in that Variable Investment Option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine your Accumulation Value in the Variable Investment Options, we multiply the number of Accumulation Units in each Variable Investment Option by the current unit value for that option. The current unit value for each Variable Investment Option is determined by multiplying the unit value for the applicable Variable Investment Option for the prior Valuation Period by the net investment factor for the current Valuation Period.

The net investment factor is a measure of the investment experience of each Variable Investment Option. We determine the net investment factor for a given Valuation Period as follows:

•	At the end of the Valuation Period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding Valuation Period.

•	Finally we add up the daily charges (contract charges and the enhanced death benefit rider(s) where applicable) and subtract them from the above total.

54	PROSPECTUS	FINANCIAL INFORMATION

CONTRACT COSTS AND EXPENSES (If your Contract was issued in conjunction with an application dated prior to May 1, 2017, please refer to Appendix B for information regarding your CONTRACT COSTS AND EXPENSES.)

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the contracts. The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your Variable Investment Options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Contract charges

We will deduct daily a portion of the assets allocated to Variable Investment Options for administrative expenses and mortality expense risks. This results in a total annual charge of 1.70%.

Mortality risks arise from our promise to pay death benefits and make Annuity Payments to each Annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

We are compensated for processing and administrative expenses incurred in connection with the contract and the Separate Account.

In addition, the following charges may apply:

Highest anniversary value death benefit rider expense

If you choose the highest anniversary value death benefit rider and it is in effect, then you will pay a daily charge based on an annual rate 0.35% of your Accumulation Value in the Variable Investment Options.

Return of premium death benefit basic rider expense

If you choose the return of premium death benefit basic rider and it is in effect, then you will pay a daily charge based on an annual rate of 0.25% of your Accumulation Value in the Variable Investment Options.

Return of premium death benefit plus rider expense

If you choose the return of premium plus death benefit rider and it is in effect, then you will pay a daily charge based on an annual rate of 0.45% of your Accumulation Value in the Variable Investment Options.

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	contract charges

and the following charges may apply:

•	highest anniversary value death benefit rider charge

•	return of premium death benefit basic rider charge

•	return of premium death benefit plus rider charge

•	combination of return of premium death benefit plus and highest anniversary value death benefit rider charge

•	withdrawal charge

•	premium taxes

•	transfer charge

See accompanying text for details.

FINANCIAL INFORMATION	PROSPECTUS	55

Combination of highest anniversary value death benefit and return of premium death benefit plus rider charge

We will deduct daily a portion of the assets allocated to each Variable Investment Option as a charge for this rider. This results in an annual rider charge of 0.50%.

Premium taxes

Some states and municipalities may charge premium taxes when premium payments are made or when your Accumulation Value is applied under a payout option. These taxes currently range from 0.50% up to 3.5% of the premium payments made. This provision may vary depending on the state in which your contract is issued. You should refer to your contract for further details.

In jurisdictions where the premium tax is incurred when a premium payment is made, we will pay the premium tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, on your death, or when your Accumulation Value is applied under a payout option, whichever happens first. We will do this only if permitted by applicable law.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the Accumulation Value of a contract until a distribution occurs or until Annuity Payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s Accumulation Value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution. If an owner transfers a contract without adequate consideration to a person other than the owner’s spouse (or to a former

56	PROSPECTUS	FINANCIAL INFORMATION

spouse incident to divorce), the owner will be taxed on the difference between the cash surrender value and the investment in the contract at the time of the transfer.

When Annuity Payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income unless one of several exceptions applies. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax. The owner generally will be responsible for taxes owed on taxable distributions from the contract, but different results could apply in some cases if the owner names someone other than the owner as the payee under the contract.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a nonqualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract. In addition, if the basic contract is issued with a deferred income annuity (DIA) payout option rider, amounts allocated under the basic contract to the DIA payout option rider are not part of the basic contract’s cash value for purposes of determining the taxable amount of any withdrawal from the basic contract prior to the DIA Commencement Date. When an allocation is made to the DIA payout option rider the partial

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

FINANCIAL INFORMATION	PROSPECTUS	57

Employer-

sponsored or

independent?

If you invest in a variable annuity as part of an individual retirement annuity, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

annuitization rules will apply and a pro rata portion of the investment in the contract with respect to the basic contract will be apportioned between the basic contract and the DIA payout option rider. You should consult a tax adviser about the consequences of withdrawals from a contract with a DIA payout option rider.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer or the joint lives (or life expectancies) of the taxpayer and a Beneficiary.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under any option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income. In addition, the Internal Revenue Code provides special rules for a partial annuitization, where annuity payments are received for life or at least 10 years under part of an annuity contract while the rest of the contract remains in a deferred status. If your contract was issued with a DIA payout option rider and an allocation was made to the DIA payout option rider, the partial annuitization rules will apply at the time of each allocation and a portion of the investment in the contract with respect to the basic contract will be apportioned between the basic contract and the

58	PROSPECTUS	FINANCIAL INFORMATION

DIA payout option rider. You should consult your tax advisor about the treatment of any DIA payments.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the Annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are generally taxed in the same way as Annuity Payments.

If the contract was issued with a DIA payout option rider, there are some circumstances in which the death of the Annuitant would cause a death benefit under the rider to be credited to the cash value of the Basic Contract even though no death benefit is payable under the Basic Contract. GIAC currently intends to treat this as a non-event for tax purposes, but there is some uncertainty whether the amount credited from the rider to the Basic Contract would be currently taxable. You should consult your tax adviser.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an Annuitant other than the owner, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, Annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Treatment of certain charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable withdrawal occurs.

FINANCIAL INFORMATION	PROSPECTUS	59

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts and Annuities (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income and other factors.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another arrangement from which the tax law allows such rollovers or transfers to be made. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed if they meet certain requirements. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are

60	PROSPECTUS	FINANCIAL INFORMATION

distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under any option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Accumulation Value. The death benefit could be viewed

FINANCIAL INFORMATION	PROSPECTUS	61

as an incidental benefit, the amount of which is limited in any 401(a) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero. If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. If you are attempting to satisfy these rules through withdrawals before the Annuity Commencement Date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. In addition, if your qualified contract was issued with a DIA payout option rider, there is some uncertainty regarding how the minimum distribution rules apply after the DIA commencement date. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover” from the plan to an eligible retirement plan as defined in the Internal Revenue Code; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

62	PROSPECTUS	FINANCIAL INFORMATION

Federal Estate and generation-skipping transfer taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” (GST) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2016, the federal estate tax, gift tax and GST tax exemption and maximum rates are $5,490,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Medicare tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Final regulations had not been issued as of the date of this prospectus so these rules may change. Please consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, if the payee is a foreign financial institution or a non-financial foreign entity within the meaning of the Internal Revenue Code as amended by the Foreign Account Tax Compliance Act, distributions to the payee could be subject to 30% withholding irrespective of the status of any beneficial owner or the existence of a treaty. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the contract is considered

FINANCIAL INFORMATION	PROSPECTUS	63

grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain Variable Investment Options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative or regulatory change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legislative or regulatory developments and their effect on the contract.

We have the right to modify the contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective Contract Owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have affected the Accumulation Value, surrender value and death benefit during the accumulation phase and the amounts of Annuity Payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we will always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance.

Among the key performance measures we use are total returns and yields.

64	PROSPECTUS	FINANCIAL INFORMATION

Total returns include: average annual total return, total return, and change in Accumulation Unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of investment divisions. Yields are expressed as a percentage of the value of an Accumulation Unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the investment divisions of the Separate Account may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities that the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Services

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to pay death benefits and living benefits provided under the contract, not to the performance or safety of the Variable Investment Options.

Further information about the performance of each investment division is contained in its respective annual report, which may be obtained from our Customer Service Office free of charge.

FINANCIAL INFORMATION	PROSPECTUS	65

YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the telephone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-221-3253 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website (www.GuardianLife.com) for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, with the exception of the electronic document delivery program, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the Contract Owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the Accumulation Unit value first calculated after we receive the request at our Customer Service Office. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

66	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Fund’s shareholder meeting. However, to the extent we are required to by law, we will vote all Fund shares attributable to contracts by following instructions we receive from you and other Contract Owners with voting interests in the Funds. We will vote those shares for which we do not receive voting instructions in the same proportion as the shares for which we have received instructions. Because of this proportional voting, a small number of Contract Owners could control the outcome of the vote. We will solicit instructions when the Funds hold shareholder votes. We have the right to restrict Contract Owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your Accumulation Value.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

To cancel your contract, we must receive both the contract and your cancellation notice in Good Order at our Customer Service Office. You can forward these documents to GIAC’s Customer Service Office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we will refund to you:

•	the difference between the gross premiums you paid (including contract charges, premium taxes and other charges) and the amounts we allocated to the Variable Investment Options you chose; and

•	the Accumulation Value of the contract on the date we receive your cancellation.

If state law requires, you will receive the greater of total premiums you paid for the contract or the Accumulation Value of your contract instead.

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Park Avenue Securities LLC (PAS) or of broker-dealer firms that have entered into sales agreements with PAS and GIAC. PAS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

Free-look period

During the 10 to 30 day period (the period varies depending on the state where you live) after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	67

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. Commissions paid in conjunction with the annuity contracts will be up to 1.5% on all premium payments. A commission of up to 0.25% of the unliquidated premiums of the contract may be paid quarterly beginning in the second contract year. If the oldest owner is age 81 or older on the contract’s issue date, commissions paid in conjunction with the contracts will be up to 1.0% on all premium payments and, beginning in the second contract year, a commission of up to 0.2125% of the unliquidated premiums may be paid quarterly.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

68	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including conflicts of interest that such arrangements may create. You may wish to take such payments and arrangements into account when considering and evaluating any recommendation relating to the contracts.

No specific charge is assessed directly to Contract Owners or the Separate Account to cover commissions or other forms of compensation described above.

The principal underwriter of the contract is PAS, located at 7 Hanover Square, New York, New York 10004.

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SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation Period

The period between the issue date of the contract and the annuity commencement date.

Accumulation Unit

A unit of measure used to determine the value of a contract owner’s interest in each variable investment option under the contract before annuity payments begin.

Accumulation Value

The sum of the values attributable to the variable investment options.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity Commencement Date

The date on which annuity payments under the basic contract begin.

Annuity Payments

Periodic payments made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Basic Contract

The contract, excluding any optional benefit riders or endorsements.

Beneficiary

The person(s) designated to receive any benefits under a contract upon the death of an owner or on the death of the annuitant if there is a non-natural owner.

Contract Anniversary

The annual anniversary measured from the issue date of the contract.

Contingent Annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. The owner’s right to name a contingent annuitant may be restricted under the provisions of a retirement or deferred compensation plan for which the contract is issued. A contingent annuitant may be named only if permitted by the laws of the jurisdiction in which the contract is issued, and is not permitted if there is a non-natural owner.

Contingent Beneficiary

The person(s) designated to receive any benefits under a contract upon an owner’s death should there be no surviving owner and all primary beneficiaries predecease such owner.

Customer Service Office

The Guardian Insurance & Annuity Company, Inc., Customer Service Office, Box 26210, Lehigh Valley, Pennsylvania 18002. Our telephone number is 1-800-221-3253.

Death Benefit Covered Person

(California only) The person shown on the contract data pages on whom a death benefit is payable under the contract in the event of that person’s death prior to the annuity commencement date. This person cannot be changed except in accordance with the spousal continuation provision.

Due Proof of Death in Good Order

A certified death certificate, all necessary claim paperwork and such other information as we may require to process the death benefit for at least one beneficiary.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good Order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Customer Service Office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, in order to receive that day’s accumulation unit values.

Monthly Contract Anniversary

The same date of each calendar month as the issue date of the basic contract, or the last day of a calendar month, if earlier.

Net Premium(s)

A premium paid by the owner to us in accordance with the provisions of the contract, less premium taxes that we may deduct from a premium, if any.

Owner (Contract Owner)

You (or your); the person(s) or entity designated as the owner in the contract.

Valuation Date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading.

Valuation Period

The period between two successive valuation dates.

Variable Investment Options

The investment divisions of Separate Account R that are available for allocations of net premiums and accumulation values.

70	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

OTHER INFORMATION

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits and insurance department audits, inquiries, and market conduct examinations. Although the outcome of any of these matters cannot be predicted with certainty, we believe that at the present time there are no pending or threatened actions that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of PAS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the contract.

CYBER-SECURITY

Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While we will continue to take steps to keep our systems safe, there can be no assurance that we or the underlying funds or our service providers will avoid losses due to cyber-attacks or information security breaches.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity Payments

•	Tax status of the contracts

•	Calculation of Yield Quotations for the Fidelity VIP Government Money Market Portfolio Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

OTHER INFORMATION	PROSPECTUS	71

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing Accumulation Unit information for the time periods indicated are derived from the financial statements of Separate Account R, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2015. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account R, which are included in the Statement of Additional Information.

The Separate Account commenced operations on March 8, 2004, although this contract was not available for sale until May 2014. All Accumulation Values when they first became available began at an Accumulation Unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding Accumulation Units. The Accumulation Unit value as indicated for the end of one year is also the Accumulation Unit value at the beginning of next year.

Number of Accumulation Units outstanding at the end of the indicated period:

HAVDB = Highest Anniversary Value Death Benefit Rider
ROPDB = Return of Premium Death Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	BASIC CONTRACT with ROPDB	BASIC CONTRACT with ROPDB PLUS	BASIC CONTRACT with HAVDB	BASIC CONTRACT with HAVDB and ROPDB PLUS
Value Line VIP Equity Advantage Fund	2015	219	—	11,361	—	—
Invesco V.I. Balanced-Risk Allocation Fund Series II	2015	6,313	12,948	18,412	—	1,576
	2014	1,143	—	—	—	908
AB VPS Dynamic Asset Allocation Portfolio Class B (formerly AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B)	2015	1,228	—	4,361	650	—
	2014	1,228	—	—	650	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2	2015	4,095	6,687	27,843	4,230	18,937
	2014	5,331	387	—	4,230	3,352
Fidelity VIP Government Money Market Portfolio Service Class 2	2015	5,992	9,460	60,057	—	32,800
Franklin Growth & Income VIP Fund Class 2	2015	7,342	66,736	58,991	3,744	15,670
	2014	6,396	4,912	8,214	3,744	3,473
MFS International Value Portfolio Service Class	2015	4,145	22,810	16,791	123	6,668
	2014	1,991	—	—	123	—
Oppenheimer International Growth Fund/VA Service Class	2015	756	563	12,172	309	6,464
	2014	867	2,096	3,678	309	—
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio Advisor Class	2015	1,522	236	4,465	—	1,194
	2014	1,522	—	—	—	—
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	2015	2,105	17,397	1,562	—	—
	2014	12,122	—	6,319	—	—
Pioneer Bond VCT Portfolio Class II	2015	6,596	2,046	23,222	343	17,035
	2014	3,469	4,670	—	343	5,770
American Century VP Mid Cap Value Fund Class II	2015	16,569	28,228	32,869	119	9,237
	2014	1,424	919	6,413	119	3,362
American Century VP Inflation Protection Fund Class II	2015	5,204	27,750	8,481	1,055	10,185
	2014	21,253	1,799	9,970	1,055	5,968
Ivy Funds VIP Global Bond Fund	2015	9,077	560	30,758	2,591	4,146
	2014	1,340	2,618	5,505	2,591	—

72	PROSPECTUS	APPENDIX

HAVDB = Highest Anniversary Value Death Benefit Rider
ROPDB = Return of Premium Death Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	BASIC CONTRACT with ROPDB	BASIC CONTRACT with ROPDB PLUS	BASIC CONTRACT with HAVDB	BASIC CONTRACT with HAVDB and ROPDB PLUS
Ivy Funds VIP High Income Fund	2015	14,310	410	16,778	5,269	10,434
	2014	21,805	1,254	7,537	5,269	6,282
Putnam VT Absolute Return 500 Fund Class IB	2015	2,511	120	18,429	209	2,530
	2014	316	—	—	209	—
Putnam VT Small Cap Value Fund Class IB	2015	648	15,201	7,362	121	4,355
	2014	657	802	—	121	1,747
ALPS/Alerian Energy Infrastructure Portfolio Class III	2015	1,230	702	1,554	—	8,115
	2014	1,174	198	2,071	—	—
ALPS/Red Rocks Listed Private Equity Portfolio Class III	2015	209	—	173	—	—
Deutsche Alternative Asset Allocation VIP Class B	2015	—	—	1,544	—	1,062
	2014	—	—	—	—	—
Janus Aspen Enterprise Portfolio Service Shares	2015	2,823	344	3,058	—	2,751
	2014	1,434	—	—	—	63
Janus Aspen Global Technology Portfolio Service Shares	2015	2,308	192	2,891	—	1,809
	2014	1,326	720	—	—	—
Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Shares	2015	37,243	221	9,982	—	3,903
	2014	1,108	—	—	—	—
ClearBridge Variable Small Cap Growth Portfolio Class II	2015	1,509	433	15,561	1,950	4,878
	2014	67	208	—	1,950	3,491
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Class II	2015	736	—	255	—	—
	2014	736	—	—	—	—
The Merger Fund VL	2015	215	672	132	2,219	4,968
	2014	197	123	—	2,219	627
Mariner Managed Futures Strategy Portfolio Class II	2015	204	476	867	397	2,397
	2014	200	—	—	397	—
Guggenheim VT Multi-Hedge Strategies Fund	2015	1,307	451	2,999	—	4,037
	2014	330	—	—	—	4,037
Guggenheim VT Long Short Equity Fund	2015	540	—	17,569	340	2,173
	2014	491	—	—	340	—
T. Rowe Price Health Sciences Portfolio II	2015	3,924	2,812	22,304	1,421	5,627
	2014	2,750	457	3,936	1,421	270
UIF Emerging Markets Equity Portfolio Class II	2015	2,264	216	5,669	—	5,226
	2014	1,242	651	—	—	—
Van Eck VIP Global Hard Assets Service Class	2015	3,872	—	6,064	—	8,173
	2014	1,485	—	3,129	—	598
Virtus Real Estate Securities Series	2015	2,499	—	2,101	631	158
	2014	1,502	585	—	631	158

APPENDIX	PROSPECTUS	73

APPENDIX A

HAVDB = Highest Anniversary Value Death Benefit Rider
ROPDB = Return of Premium Death Benefit Rider

Variable Accumulation Unit value for an Accumulation Unit value outstanding throughout the period:

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	BASIC CONTRACT with ROPDB	BASIC CONTRACT with ROPDB PLUS	BASIC CONTRACT with HAVDB	BASIC CONTRACT with HAVDB and ROPDB PLUS
Value Line VIP Equity Advantage Fund	2015	$8.94	$—	$8.92	$—	$—
Invesco V.I. Balanced-Risk Allocation Fund Series II	2015	10.13	10.07	10.06	—	10.04
	2014	10.78	—	—	—	10.73
AB VPS Dynamic Asset Allocation Portfolio Class B (formerly AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B)	2015	10.64	—	10.56	10.56	—
	2014	10.97	—	—	10.92	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2	2015	13.43	13.35	13.33	13.33	13.31
	2014	12.97	12.92	—	12.91	12.90
Fidelity VIP Government Money Market Portfolio Service Class 2	2015	9.85	9.82	9.82	—	9.82
Franklin Growth & Income VIP Fund Class 2	2015	11.85	11.78	11.76	11.76	11.75
	2014	12.17	12.12	12.11	12.11	12.10
MFS International Value Portfolio Service Class	2015	11.58	11.51	11.49	11.49	11.48
	2014	11.08	—	—	11.03	—
Oppenheimer International Growth Fund/VA Service Class	2015	10.70	10.63	10.62	10.62	10.60
	2014	10.56	10.52	10.51	10.51	—
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio Advisor Class	2015	9.96	9.90	9.89	—	9.87
	2014	10.27	—	—	—	—
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	2015	9.57	9.51	9.50	—	—
	2014	9.91	—	9.87	—	—
Pioneer Bond VCT Portfolio Class II	2015	10.32	10.25	10.24	10.24	10.23
	2014	10.49	10.45	—	10.44	10.43
American Century VP Mid Cap Value Fund Class II	2015	12.28	12.21	12.19	12.19	12.17
	2014	12.70	12.65	12.64	12.64	12.63
American Century VP Inflation Protection Fund Class II	2015	9.50	9.44	9.42	9.42	9.41
	2014	9.90	9.87	9.86	9.86	9.85
Ivy Funds VIP Global Bond Fund	2015	9.61	9.55	9.54	9.54	9.53
	2014	10.05	10.01	10.00	10.00	—
Ivy Funds VIP High Income Fund	2015	9.69	9.63	9.62	9.62	9.61
	2014	10.55	10.51	10.50	10.50	10.49
Putnam VT Absolute Return 500 Fund Class IB	2015	10.15	10.09	10.07	10.07	10.06
	2014	10.38	—	—	10.33	—
Putnam VT Small Cap Value Fund Class IB	2015	11.14	11.07	11.06	11.06	11.04
	2014	11.84	11.79	—	11.78	11.77
ALPS/Alerian Energy Infrastructure Portfolio Class III	2015	7.45	7.40	7.39	—	7.38
	2014	12.20	12.16	12.15	—	—
ALPS/Red Rocks Listed Private Equity Portfolio Class III	2015	9.48	—	9.46	—	—
Deutsche Alternative Asset Allocation VIP Class B	2015	—	—	9.42	—	9.41
	2014	—	—	—	—	—
Janus Aspen Enterprise Portfolio Service Shares	2015	12.97	12.89	12.87	—	12.86
	2014	12.72	—	—	—	12.65

74	PROSPECTUS	APPENDIX

HAVDB = Highest Anniversary Value Death Benefit Rider
ROPDB = Return of Premium Death Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	BASIC CONTRACT with ROPDB	BASIC CONTRACT with ROPDB PLUS	BASIC CONTRACT with HAVDB	BASIC CONTRACT with HAVDB and ROPDB PLUS
Janus Aspen Global Technology Portfolio Service Shares	2015	$13.48	$13.40	$13.38	$—	$13.37
	2014	13.11	13.06	—	—	—
Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Shares	2015	11.02	10.95	10.94	—	10.93
	2014	11.26	—	—	—	—
ClearBridge Variable Small Cap Growth Portfolio Class II	2015	11.55	11.48	11.46	11.46	11.45
	2014	12.31	12.27	—	12.26	12.25
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Class II	2015	10.57	—	10.49	—	—
	2014	11.37	—	—	—	—
The Merger Fund VL	2015	9.91	9.85	9.84	9.84	9.83
	2014	10.18	10.14	—	10.13	10.12
Mariner Managed Futures Strategy Portfolio Class II	2015	9.67	9.61	9.59	9.59	9.58
	2014	10.53	—	—	10.48	—
Guggenheim VT Multi-Hedge Strategies Fund	2015	10.22	10.15	10.14	—	10.13
	2014	10.20	—	—	—	10.15
Guggenheim VT Long Short Equity Fund	2015	10.84	—	10.76	10.76	10.75
	2014	10.89	—	—	10.84	—
T. Rowe Price Health Sciences Portfolio II	2015	17.49	17.38	17.36	17.36	17.34
	2014	15.82	15.76	15.75	15.75	15.74
UIF Emerging Markets Equity Portfolio Class II	2015	8.54	8.49	8.48	—	8.47
	2014	9.73	9.70	—	—	—
Van Eck VIP Global Hard Assets Service Class	2015	5.90	—	5.85	—	5.85
	2014	9.04	—	9.00	—	8.99
Virtus Real Estate Securities Series	2015	12.47	—	12.38	12.38	12.36
	2014	12.39	12.34	—	12.34	12.33

APPENDIX	PROSPECTUS	75

APPENDIX B – INFORMATION ABOUT CONTRACTS ISSUED IN CONJUNCTION WITH APPLICATIONS DATED PRIOR TO MAY 1, 2017

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds that you may pay while owning the contract currently, range from 0.50% to 23.05% on a gross basis but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Contract charges

We apply an administrative charge and a daily mortality and expense risk charge, calculated at an annual rate of 1.70% of the accumulation value in the variable investment options.

The following are expenses that you may incur as a contract owner:

•	Highest anniversary value death benefit rider expense

If you choose this benefit, then we will assess a daily charge at an annual rate of 0.30% of your accumulation value in the variable investment options.

•	Return of premium death benefit rider expense

If you choose this rider, then we will assess a daily charge at an annual rate of 0.25% of your accumulation value in the variable investment options.

•	Return of premium plus death benefit rider expense

If you choose this rider, then we will assess a daily charge at an annual rate of 0.30% of your accumulation value in the variable investment options.

•	Combination of death benefit riders expense

You may choose both the highest anniversary value death benefit rider and the return of premium plus death benefit rider. If you do, then we will assess one combined daily charge at an annual rate of 0.35% of your accumulation value in the variable investment options.

•	Premium taxes

These charges for taxes on premiums or annuity purchase payments are applicable only in some states and municipalities and currently range from 0.50% up to 3.5% of premium payments made to the contract or accumulation value used to purchase an annuity option, depending on state requirements.

This provision may vary depending on the state in which your contract is issued. You should refer to your contract for further details.

76	PROSPECTUS	APPENDIX

APPENDIX B

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

HAVDB = Highest Anniversary Value Death Benefit Rider	ROPDB Plus = Return of Premium Death Benefit Plus Rider
ROPDB Basic = Return of Premium Death Benefit Basic Rider

	Basic contract (with no benefit riders)	Contract with HAVDB	Contract with ROPDB Basic	Contract with ROPDB Plus	Contract with HAVDB and ROPDB Plus
Contract Charge	1.70%	1.70%	1.70%	1.70%	1.70%
Other Separate Account Fees
Charges for Optional Additional Riders
– HAVDB	0.00%	0.30%	0.00%	0.00%	0.00%
– ROPDB Basic	0.00%	0.00%	0.25%	0.00%	0.00%
– ROPDB Plus	0.00%	0.00%	0.00%	0.30%	0.00%
– Combined HAVDB & ROPDB Plus	0.00%	0.00%	0.00%	0.00%	0.35%
Subtotal Other Separate Account Fees	0.00%	0.30%	0.25%	0.30%	0.35%
Total Separate Account Level Annual Expenses	1.70%	2.00%	1.95%	2.00%	2.05%

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

CONTRACT COSTS AND EXPENSES

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the contracts. The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Contract charges

We will deduct daily a portion of the assets allocated to variable investment options for administrative expenses and mortality expense risks. This results in a total annual charge of 1.70%.

Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

We are compensated for processing and administrative expenses incurred in connection with the contract and the Separate Account.

In addition, the following charges may apply:

Highest anniversary value death benefit rider expense

If you choose the highest anniversary value death benefit rider and it is in effect, then you will pay a daily charge based on an annual rate 0.30% of your accumulation value in the variable investment options.

APPENDIX	PROSPECTUS	77

APPENDIX B

Return of premium death benefit basic rider expense

If you choose the return of premium death benefit basic rider and it is in effect, then you will pay a daily charge based on an annual rate of 0.25% of your accumulation value in the variable investment options.

Return of premium death benefit plus rider expense

If you choose the return of premium plus death benefit rider and it is in effect, then you will pay a daily charge based on an annual rate of 0.30% of your accumulation value in the variable investment options.

Combination of highest anniversary value death benefit and return of premium death benefit plus rider charge

We will deduct daily a portion of the assets allocated to each variable investment option as a charge for this rider. This results in an annual rider charge of 0.35%.

Premium taxes

Some states and municipalities may charge premium taxes when premium payments are made or when your accumulation value is applied under a payout option. These taxes currently range from 0.50% up to 3.5% of the premium payments made. This provision may vary depending on the state in which your contract is issued. You should refer to your contract for further details.

In jurisdictions where the premium tax is incurred when a premium payment is made, we will pay the premium tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, on your death, or when your accumulation value is applied under a payout option, whichever happens first. We will do this only if permitted by applicable law.

78	PROSPECTUS	APPENDIX

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account R of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2017

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account R (marketed under the name “Guardian Investor ProFreedom Variable AnnuitySM”) dated May 1, 2017.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-017001

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SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account R (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the Contract Owner.

Prior to March 31, 2015, Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, served as principal underwriter for the Separate Account. Effective March 31, 2015, Park Avenue Securities LLC (PAS), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and PAS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with PAS and GIAC. GIAC paid commissions through GIS with respect to sale of products issued by the separate account a total of $86,279,922 in 2014 and $             in 2015. Additionally, GIAC paid commissions through PAS with respect to sale of products issued by the separate account a total of $             in 2015 and $73,044,799 in 2016.

ANNUITY PAYMENTS

The objective of the contract is to provide benefit payments (known as Annuity Payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any Valuation Period, the value of an annuity unit is equal to the value for the immediately preceding Valuation Period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a Valuation Period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same Valuation Period adjusted to neutralize the assumed investment return used in determining the Annuity Payments. The net investment factor is reduced by (a) the contract charges, and if applicable, any optional death benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the Valuation Period ending ten (10) days prior to the Valuation Period in which the payment is due.

Determination of the First Annuity Payment: At the time Annuity Payments begin, the value of the contract owner’s account is determined by multiplying the Accumulation Unit value on the Valuation Period ten (10) days before the date the first annuity payment is due by the corresponding number of Accumulation Units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

DIA TRANSFERS

A.	At the time you submit a transfer request we will inform you of the following:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That payments made pursuant to the DIA rider are subject to the credit risk of the insurance company.

3.	The DIA payment amount that you receive from the Company may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making

B-2

a DIA transfer, you should consider, in consultation with your financial adviser, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

4.	The DIA payment amount is based on various factors disclosed in your prospectus. The confirmation we send you will provide you with the DIA payment amount for the amount you have transferred.

B.	Upon completion of the transfer you will receive a confirmation which will inform you of the following:

1.	The amount of the DIA payment purchased.

2.	The lack of liquidity of amounts transferred to the DIA rider.

3.	A notice that the Contract Owner has the ability to consider other products and cancel within a specific period of time.

4.	Any compensation paid to the broker/dealer or any other person as a result of a DIA transfer.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the contracts from being treated as the Owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the holder’s death. The designated Beneficiary refers to a natural person designated by the holder as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court held Section 3 of the federal Defense of Marriage Act (“DOMA”) unconstitutional and recognizes same-sex marriages which are permitted under individual state laws. Domestic partnerships and civil unions permitted by

B-3

individual state laws are not recognized as marriages for federal tax purposes. The Department of the Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the surviving spouse resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.

Other rules may apply to qualified contracts.

CALCULATION OF YIELD QUOTATIONS FOR THE FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the Fidelity VIP Government Money Market Portfolio represents the net change, exclusive of gains and losses realized by the Investment Division of the Fidelity VIP Government Money Market Portfolio and unrealized appreciation and depreciation with respect to the Fidelity VIP Government Money Market Portfolio’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one Accumulation Unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a Contract Owner, in proportion to the length of the base period and the Investment Division’s average contract size.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result.

The current and effective yields of the Fidelity VIP Government Money Market Portfolio Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the Fidelity VIP Government Money Market Portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing Annuity Payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the Contract Owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the Contract Owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

B-4

EXPERTS

The statutory basis financial statements of GIAC as of December 31, 2016 and 2015 and for each of the two years in the period ended December 31, 2016, and the financial statements and financial highlights of Separate Account R of GIAC as of December 31, 2016 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-5

The Guardian Separate Account R

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits (To Be Filed)

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account R:

Statement of Assets and Liabilities as of December 31, 2016

Statement of Operations for the Year Ended December 31, 2016

Statements of Changes in Net Assets for the Years Ended December 31, 2016 and 2015

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Statutory Basis Balance Sheets as of December 31, 2016 and 2015

Statutory Basis Statements of Operations for the Years Ended December 31, 2016 and 2015

Statutory Basis Statements of Changes in Surplus for the Years Ended December 31, 2016 and 2015

Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2016 and 2015

Notes to Statutory Basis Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account R(1)

2	Not Applicable

3	Underwriting and Distribution Contracts:

(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Park Avenue Securities LLC (4)

(b) Form of GIAC-Selling Agreement(4)

4	(a) Specimen of ProFreedom C Shares Variable Annuity Contract(3)

(b) Highest Accumulation Value Death Benefit Rider (HAVDB)(2)

(c) Return of Premium Death Benefit Rider (ROPDB)(2)

(d) Deferred Income Annuity Payout Option Rider (DIA)(2)

(e) Payments for a 10 Year Period Certain(1)

5	Form of Application for Variable Annuity Contract(1)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. dated March 2, 1970, as amended August 29, 1986 and December 21, 1999(1)

(b) By-laws of The Guardian Insurance & Annuity Company, Inc(1)

7	Not Applicable

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and its Subsidiaries(1)

9	Opinion and consent of Counsel(3)

10	Consent of PricewaterhouseCoopers LLP(6)

11	Not Applicable

12	Not Applicable

13	Powers of Attorney executed by (a) Marc Costantini, (b) Michael Slipowitz(3), and (c) Gordon Dinsmore(5)

(1)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-187762) as initially filed on April 5, 2013.
(2)	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (Reg. No. 333-187762) as initially filed on June 21, 2013.
(3)	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (Reg. No. 333-87762) as filed on April 28, 2014.
(4)	Filed Incorporated by reference to the Post-Effective Amendment No. 1 to Registration Statement on Form N-4 (Reg. No. 333-87762) as filed on April 27, 2015.
(5)	Incorporated by reference to the Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (Reg. No. 333-187762) as filed on April 27, 2016.
(6)	To be filed.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004. List is effective as of October 20, 2016.

POSITION with GIAC	Name
Director & President	Gordon Dinsmore
Director	Marc Costantini
Director, Senior Vice President, Corporate Chief Actuary	Michael Slipowitz
Executive Vice President & Chief Investment Officer	Thomas G. Sorell
Executive Vice President and General Counsel	Tracy L. Rich
Senior Vice President, Associate Corporate Secretary	Harris Oliner
Senior Vice President, Chief Financial Officer	Roberto C. Ecker
Senior Vice President, Product Management	Douglas Dubitsky
Senior Vice President, Counsel and Assistant Corporate Secretary	Richard T. Potter, Jr.
Senior Vice President, Chief Actuary – Individual Life	Charles Marino
Senior Managing Director, Head of Real Estate Investments	Robert T. O’Rourke
Senior Managing Director, Investments; Asset Allocation and Fixed Income Portfolio Management	Douglas Dupont
Senior Managing Director, Investments; Asset Liability and Equity Portfolio Management	Douglas Niemann
Managing Director	John Blaney
Managing Director	Kevin Booth
Managing Director	Robert J. Crimmins, Jr.
Managing Director	Thomas M. Donohue
Managing Director	Douglas Gaylor
Managing Director	John Paul Gillin
Managing Director & Derivatives Risk Officer	Atanas H. Goranov
Managing Director, Head of Private Equity	Maurice Gordon
Managing Director	Paul Jablansky
Managing Director	Stewart M. Johnson
Managing Director, Private Placements	Brian E. Keating
Managing Director, Investment Actuary	Chi M. Kwok
Managing Director, Real Estate Portfolio Manager	Robert LoCascio
Managing Director, Head of Commercial Mortgages Investments	Daniel Maples
Managing Director	David J. Marmon
Managing Director	David Padulo
Managing Director	Robert A. Reale
Managing Director	John Gargana
Managing Director, ALM, Investments Analytics, Risk and Reporting	Ed Freeman
Vice President, Corporate Tax	Bruce P. Chapin
Vice President and Actuary, Individual Life	Jess Geller
Vice President, Treasurer	Walter R. Skinner
Vice President & Director of Finance	John H. Walter
Vice President & Chief Compliance Officer	Linda Senker
Vice President, Strategic Initiatives & Distribution Support	Robert Chamerda
Vice President, Retirement Product Fund Management	Stuart Carlisle
Vice President, Head of FP&A and Financial Reporting	Kevin Lyons
Vice President, Business Development, Group	Michael Kryza
Vice President, Client Engagement	Kimberly Delaney Geissel
Second Vice President, Controller Individual Life	Thomas L. Cahill
Second Vice President, Retirement Services	Travis Ovitt
Second Vice President, Product Management, Individual Annuity, Retirement Solutions	Nahulan Ethirveerasingam
Second Vice President, Head of Client Services	Christopher Pic
Senior Director	Demetrios Tsaparas
Senior Director, Private Placements	Edward J. Brennan
Senior Director, Private Placements	Timothy Powell
Senior Director, Real Estate Portfolio Manager	Mark A. DePrima
Senior Director, Private Placements	Gwendolyn Foster
Senior Director, Real Estate	Gary A. Gorecki
Senior Director, Private Placements	Barry J. Scheinholtz
Senior Director, Derivatives Risk Analytics, Investments	Kampoleak Pal
Senior Director, Private Equity Investments	Cheng Wang
Senior Director	Mordechai Shapiro
Senior Director, Investment Operations	James Geocos
Assistant Vice President, Annuity Operations and Customer Service	Christian Mele
Assistant Controller	James Nemeth
Associate Actuary	Mariana Slepovitch
Corporate Secretary	Sonya L. Crosswell
Director, Variable Product Issue	Brenda L. Ahner
Director, GIAC Compliance and Licensing	Tricia P. Mohr
Director, Policy Forms	John J. Monahan
Director, Fixed Income Trading	Martin Vernon
Director, Financial Reporting & Sales Support, Retirement Solutions	Sanjay Patel

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of December 31, 2016. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA HOLDING COMPANY ORGANIZATIONAL CHART [1]

The Guardian Life Insurance Company of America (5)
(New York Mutual Insurer)
Berkshire Life Insurance Company of America (5) (Massachusetts Corp.) (100% owned) 12/22/2000
First Commonwealth, Inc. (4) (Delaware Corp.) (100% owned) 8/6/1999
Managed Dental Care (California Corp.) (100% owned) 4/25/1996
The Guardian Insurance & Annuity Company, Inc. (Delaware Corp.) (100% owned) 6/8/1970
Park Avenue Life Insurance Company (Delaware Corp.) (100% owned) 3/18/1996
Guardian Investor Services LLC (3) (Delaware LLC) (100% owned) 12/19/2001
Guardian Distributors, LLC (Delaware LLC) (100% owned) 10/14/2011
Innovative Underwriters, Inc. (New Jersey Corp.) (100% owned) 7/26/1999
Managed DentalGuard, Inc. (New Jersey) (100% owned) 4/5/2001
Managed DentalGuard, Inc. (Texas Corp.) (100% owned) 1/15/1997
Park Avenue Securities LLC (Delaware LLC) (100% owned) 9/22/1998
Hanover Square Funding, LLC (Delaware LLC) (100% owned) 4/16/2014
Family Service Life Insurance Company (Texas Corp.) (100% owned) 6/1/1998
Sentinel American Life Insurance Company (Texas Corp.) (100% owned) 6/1/1998
GIS DSO Holdings, LLC (Delaware LLC) (100% owned) 08/02/16
GIS Strategic Ventures, LLC (Delaware LLC) (100% owned) 6/4/2015
Park Avenue Institutional Advisers LLC (Delaware LLC) (100% owned) 2/5/2015
Hanover Square Real Estate Management LLC (7) (Delaware LLC) (100% owned) 8/20//2015
GIS Credit Opportunities LLC (Delaware LLC) (100% owned) 10/01/2015
Reed Acquisitions LLC (Delaware LLC) (100% owned) 12/11/15
GIS Canada Holdings Corp. (Delaware Corporation) (100% owned) 12/11/15
Park Avenue Credit Opportunities LLC (Delaware LLC) (100% owned) 11/23/16
Victory RS Investors Fund (6) (Delaware Statutory Trust) (16.45% owned) (2) 12/4/2013
Victory Sophus Emerging Markets Small Cap Fund (6) (Delaware Statutory Trust) (39.01% owned) (2) 1/31/2014
Victory RS Global Growth Fund (6) (Delaware Statutory Trust) (46.37% owned)(2) 5/16/2011
Victory High Yield Fund (6) (Delaware Statutory Trust) (50.28% owned) (2) 10/9/2006
Victory Strategic Income Fund (6) (Delaware Statutory Trust) (55.77% owned) (2) 11/23/2009
Victory Sophus China Fund (6) (Delaware Statutory Trust) (94.57% owned)(2) 5/16/2011
Victory Sophus Emerging Markets Fund (6) (Delaware Statutory Trust) (12.47% owned) (2) 12/10/2013

(1) This chart shows all entities in which The Guardian Life Insurance Company of America's ownership interest as of December 31, 2016 is 10% or greater.
(2) Calculated as of December 31, 2016.
(3) This entity is a successor to Guardian Investor Services Corporation 1970. See page 8 for a chart of the subsidiaries of this entity.
(4) See page 2 for a chart of the subsidiaries of this entity.
(5) See page 3 for a chart of the subsidiaries of this entity which holds primarily real estate assets.
(6) This entity is a series fund of Victory Portfolios, a registered investment company organized as a Delaware statutory trust.
(7) See page 4 for a chart of the subsidiaries of this entity.

The date GLICOA either directly or indirectly acquired control.

Page 2

First Commonwealth, Inc.
(Delaware Corp.)
(100% owned)
8/6/1999
First Commonwealth of Illinois, Inc.
(Illinois Corp.)
(100% owned)
8/6/1999
First Commonwealth Limited Health Services Corporation
(Illinois Corp.)
(100% owned)
First Commonwealth of Missouri, Inc.
(Missouri Corp.)
(100% owned)
8/6/1999
First Commonwealth Limited Health Service Corporation of Michigan
(Michigan Corp.)
(100% owned)
8/6/1999
First Commonwealth Insurance Company
(Illinois Corp.)
(100% owned)
8/6/1999
Managed DentalGuard, Inc.
(Ohio Corp.)
(100% owned)
8/9/2010
Guardian India Operations Private Limited
(India Corp)
(99.999% owned)
8/1/2014
Premier Group, Inc.
(California Corp.)
(100% owned)
8/1/2014
Premier Access Insurance Company
(California Corp.)
(100% owned)
8/1/2014
Premier Access Administrators
(California Corp.)
(100% owned)
8/1/2014
Blue Hills Dental Plan of Arizona, Inc.
(Arizona Corp)
(100% owned)
8/1/2014
Access Dental Plan of Nevada, Inc.
(Nevada Corp.)
(100% owned)
8/1/2014
Access Dental Plan
(California Corp.)
(100% owned)
8/1/2014
Access Dental Plan of Utah, Inc.
(Utah Corp)
(100% owned)
8/1/2014
Avesis Incorporated
(Delaware Corp.)
(100% owned)
01/29/2016
Avesis Insurance Incorporated
(Arizona Corp.)
(100% owned)
01/29/2016
Avesis Third Party Administrators, Inc.
(Arizona Corp.)
(100% owned)
01/29/2016
Avesis of New York, Inc.
(New York Corp.)
(100% owned)
01/29/2016
Avesis of Washington, D.C., Inc.
(Washington, D.C. Corp.)
(100% owned)
01/29/2016

The date GLICOA either directly or indirectly acquired control.

Page 3[1]

- The Guardian Life Insurance Company of America (New York Mutual Life Insurer) 04/10/1860
  - Guardian Shores, LLC (Delaware LLC) (100% owned) ↳ 07/12/2010
    - Shores, LLC (Delaware LLC) (50% owned) ↳ 06/02/2010
  - Guardian Lumiere LLC (Delaware LLC) (100% owned) ↳ 03/18/2016
  - Hanover Goodyear LLC* (Delaware LLC) 100% owned ↳ 02/25/2010
  - Guardian Park Place LLC (Delaware LLC) (100% owned) ↳ 07/12/2011
  - Hanover Acquisition LLC (Delaware LLC) (100% owned) ↳ 07/20/2004
  - Guardian Ledges, LLC (Delaware LLC) 100% owned ↳ 11/04/2008
  - Guardian Quincy, LLC (Delaware LLC) (100% owned) ↳ 12/02/2008
  - Hanover Acquisition 5 LLC (Delaware LLC) (100% owned) ↳ 10/16/2012
  - Guardian Piazza D'Oro (Delaware LLC) 100% owned ↳ 09/12/2013
  - Guardian Cliffside LLC* (Delaware LLC) (60% owned) ↳ 05/04/2010
  - Guardian/ KW NOHO Manager, LLC* (Delaware LLC) (50% owned) ↳ 06/22/2010
  - Guardian Juanita Village, LLC (Delaware LLC) (100% owned) ↳ 10/16/2012
  - Hanover Acquisition 3 LLC (Delaware LLC) (100% owned) ↳ 01/20/2012
  - Hanover Acquisition IV LLC (Delaware LLC) (100% owned) ↳ 05/22/2012
  - Hanover Acquisition II LLC (Delaware LLC) (100% owned) ↳ 12/22/2009
  - 360 S. Acacia Partnership (New York GP) (53% owned) ↳ 11/23/1988
  - Airside Business Park LP (Pennsylvania LP) 25% GLIC owned) ↳ 10/28/1998
  - Guardian Tryon Village LLC (Delaware LLC) (100% owned) ↳ 07/23/2011
  - Broadway Denver LLC* (Delaware LLC) (60% owned) ↳ 03/26/2012
  - Spencer Airport Center Phase IV LLC* (Delaware LLC) (100% owned) ↳ 12/21/1998
  - Spencer Airport Center Phase III, LLC* (Delaware LLC) (100% owned) ↳ 08/05/1998
  - Space Center Apartments, LLC (Delaware LLC) (50% owned) ↳ 11/5/2008
    - SpaceSub Apartments, Ltd. (Texas Ltd) (50% indirectly owned by Guardian through Space Center Apartments, LLC) ↳ 11/7/2008
    - SpaceSub GP, L.L.C. (Texas LLC) (50% indirectly owned by Guardian through Space Center Apartments, LLC) ↳ 11/7/2008
  - GH Scottsdale I LLC (Delaware LLC) (50% owned) ↳ 09/05/1997
  - Guardian /KW Hayward Member, LLC * (Delaware LLC) (60% owned) ↳ 04/24/2012
  - G-M Joint Venture (Tennessee GP) (90% owned) ↳ 09/27/1989
  - Spencer Airport Center LLC* (Delaware LLC) (100% owned) ↳ 7/17/1997
  - Guardian Baederwood LLC (Delaware LLC) (100% owned) ↳ 11/15/2016
  - B.A. Ventures, LLC (New York LLC) (50% owned) ↳ 07/02/1997
  - Guardian Forest Creek LLC* (Delaware LLC) (90% owned) ↳ 08/23/2012
  - Guardian Timber Ridge LLC* (Delaware LLC) (90% owned) ↳ 12/14/2011
  - Guardian Hilltop LLC* (Delaware LLC) (100% owned) ↳ 05/24/2011
  - Hanover Acquisition VI, LLC (Delaware LLC) (100% owned) ↳ 05/14/2003
  - GH Warner LLC (Delaware LLC) (50% GLIC owned) ↳ 06/26/1995
  - Guardian/Abbey, LLC (Delaware LLC) (72% owned) ↳ 07/23/2007
    - 400 Columbus Avenue LLC (New York LLC) (100% owned) ↳ 03/01/1995
  - Berkshire Life Insurance Company of America (Massachusetts Corp.) (100% owned) ↳ 12/22/2000
    - Berkshire Acquisition LLC (Delaware LLC) (100% owned) ↳ 09/20/2010
    - Berkshire Acquisition II, LLC (Delaware LLC) (100% owned) ↳ 04/17/2013
  - Guardian Mercury, LLC (Delaware LLC) (100% owned) ↳ 05/12/2009
    - The Mercury Homes, LLC (Delaware LLC) (27% owned) ↳ 04/01/2009
  - Guardian Exchange LLC (Delaware LLC) (100% owned) ↳ 05/05/2016
  - Hanover Hoffman Estates LLC (Delaware LLC) (100% owned) ↳ 01/06/2015
  - Seasons Lynnwood, LLC (Delaware LLC) (100% owned) ↳ 10/31/2014
  - Hanover Suwanee Center LLC (Delaware LLC) (100% owned) ↳ 12/28/2015
  - Guardian Westwood Holdings LLC * [2] (Delaware LLC) (100% owned) ↳ 12/03/2013

---

(1) This chart shows subsidiaries holding primarily real estate assets

(2) See also page 5.

↳ The date GLICOA either directly or indirectly acquired control

* Asset sold; entity to be cancelled.

** Investments has not identified exact percentage, but it is greater than 50% and the

Page 4

- Hanover Square Real Estate Management LLC (Delaware LLC) (100% owned) ↳ 8/202015
  - 901 Hawthorne/250 Spring Lake, LLC (Delaware LLC) (60% owned) ↳ 07/27/2006
  - Guardian Park Potomac LLC (Delaware LLC) (100% owned) ↳ 10/3/2013
    - GFP Residential Holdings, LLC (Delaware LLC) (50% indirectly owned by Guardian through Guardian Park Potomac LLC) ↳ 7/17/2013
  - Hanover Square TAP LLC [(1)] (Delaware LLC) (100% owned) ↳ 10/28/15
  - Hanover Square LCP LLC [(2)] (Delaware LLC) (100% owned) ↳ 10/28/15
  - Willowbrook Center Joint Venture (IL GP) (90% GLIC owned) ↳ 02/21/1991
  - Guardian Parkside Commons LLC (Delaware LLC) (100% owned) ↳ 2/18/2004
    - Parkside Commons Apartments LLC (Delaware LLC) (90% indirectly owned by Guardian through Guardian Parkside Commons LLC) ↳ 4/12/2007

---

(1) See pages 5, 6, 7, 10 and 11 for charts of the subsidiaries of this entity.

(2) See page 9 for a chart of the subsidiaries of this entity.

↳ The date GLICOA either directly or indirectly acquired control.

Page 5

Hanover Square TAP LLC
(Delaware LLC)
10/28/2015
The Guardian Life Insurance Company of America
(New York Mutual Life Insurer)
4/10/1860
Guardian Campus Holdings LLC *
(Delaware LLC)
(100% owned)
↳ 12/3/2013
TruAmerica Properties LLC
(Delaware LLC)
(80% owned)
↳ 4/2/2013
Guardian Westwood Holdings LLC *
(Delaware LLC)
(100% owned)
↳ 12/3/2013
Campus Drive Land Partners LLC *
(Delaware LLC)
(10% owned by Campus Drive Manager LLC)
(90% owned by Guardian Campus Holdings LLC)
↳ 12/3/2013
Campus Drive Manager LLC *
(Delaware LLC)
(90% owned)
↳ 12/3/2013
Westwood Drive Manager LLC *
(Delaware LLC)
(90% owned)
↳ 12/3/2013
Westwood Drive Land Partners LLC *
(Delaware LLC)
(10% owned by Westwood Drive Manager LLC)
(90% owned by Guardian Westwood Holdings LLC)
↳ 12/3/2013
Campus Drive Springing Member, Inc. *
(Delaware Corp)
(90% owned by Campus Drive Land Partners LLC)
↳ 12/18/2013
Campus Drive Fee Owner LLC *
(Delaware LLC)
(100% owned)
↳ 12/3/2013
Westwood Drive Fee Owner LLC *
(Delaware LLC)
(100% owned)
↳ 12/3/2013
Westwood Drive Springing Member, Inc. *
(Delaware Corp.)
(90% owned by Westwood Drive Land Partners LLC)
↳ 12/3/2013

* Asset sold; entity to be cancelled.

↳ The date GLICOA either directly or indirectly acquired control.

Page 6

Hanover Square TAP LLC (Delaware LLC) 10/28/2015
Guardian Deasil Holdings, LLC (Delaware LLC) (100% owned) ↳12/18/2014
TruAmerica Properties II LLC (Delaware LLC) (40% owned) ↳5/8/2014
Deasil Manager LLC (Delaware LLC) (39.61% indirectly owned by Guardian through TruAmerica Properties II LLC) ↳11/25/2014
Deasil Lender LLC (Delaware LLC) (39.61% indirectly owned by Guardian through TruAmerica Properties II LLC) ↳12/19/2014
Deasil Land Partners LLC (Delaware LLC) 15.35% indirectly owned by Guardian (11.39% through Guardian Deasil Holdings LLC and 3.9612% through Deasil Manager LLC) ↳11/25/2014
Mediterranean Operator LLC (Delaware LLC) (39.61% indirectly owned by Guardian through Deasil Manager LLC) ↳11/24/2014
Bayridge Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Canyon Crest Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Canyon Ridge Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Colonnade Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Colony Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Forest Park Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Harborview Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Hidden Hills Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Mediterranean Fee Owner LP (Delaware LLP) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/26/2014
Mountain Summit Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Reche Ridge Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Towne Center Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Tuscan Village Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014
Waterstone Magnolia Fee Owner LLC (Delaware LLC) 15.35% indirectly owned by Guardian through Deasil Land Partners LLC ↳11/20/2014

↳ The date GLICOA either directly or indirectly acquired control.

Page 7

Hanover Square TAP LLC
(Delaware LLC)
10/28/2015

- **Guardian Ponderosa LLC**
  (Delaware LLC)
  (100% owned)
  ⇘ 5/28/2014

- **Guardian Lowry LLC**
  (Delaware LLC)
  (100% owned)
  ⇘ 5/28/2014

- **TruAmerica Properties II LLC ("TAP II")**
  (Delaware LLC)
  (40% owned)
  ⇘ 5/8/2014

- **Guardian Carriages LLC ***
  (Delaware LLC)
  (100% owned)
  ⇘ 5/28/2014

Monaco Parkway Manager LLC (Delaware LLC)
37% indirectly owned by Guardian through TAP II
(92 % owned by TAP II)
⇘ 5/7/2014

Monaco Parkway Land Partners LLC
(Delaware LLC)
(25% owned by Guardian Lowry LLC; 10% owned by Monaco Parkway Manager LLC)
⇘ 5/7/2014

Monaco Parkway Fee Owner LLC
(Delaware LLC)
25% indirectly owned by Guardian through Guardian Lowry LLC
plus 3.7% indirectly owned by Guardian through TAP II
(100% owned by Monaco Parkway Land Partners LLC)
⇘ 5/7/2014

Petrovitsky Road Manager LLC *
(Delaware LLC)
37% indirectly owned by
Guardian through TAP II
(92% owned by TAP II)
⇘ 5/7/2014

Petrovitsky Road Land Partners LLC *
(Delaware LLC)
(25% owned by Guardian Carriages LLC;
10% owned by Petrovitsky Road Manager LLC)
⇘ 5/7/2014

Petrovitsky Road Fee Owner LLC *
(Delaware LLC)
25% indirectly owned by Guardian through
Guardian Carriages LLC plus 3.7% indirectly
owned by Guardian thorough TAP II
(100% owned by Petrovitsky Road Land
Partners LLC)
⇘ 5/7/2014

Galena Way Manager LLC
(Delaware LLC)
37% indirectly owned by
Guardian through TAP II
(92 % owned by TAP II)
⇘ 5/7/2014

Galena Way Land Partners LLC
(Delaware LLC)
25% owned by Guardian Ponderosa LLC; 10% owned by
Galena Way Manager LLC
⇘ 5/7/2014

Galena Way Fee Owner LLC
(Delaware LLC)
25% indirectly owned by Guardian through Guardian Ponderosa LLC plus 3.7% indirectly owned by Guardian through TAP II
(100% owned by Galena Way Land Partners LLC)
⇘ 5/7/2014

---

* Asset sold; entity to be cancelled.
⇘ The date GLICOA either directly or indirectly acquired control.

Page 8

- **Guardian Investor Services LLC** (Delaware LLC) (100% owned) ↳ 12/19/2001
  - GIS Credit Opportunities LLC (Delaware LLC) (100% owned) ↳10/01/2015
    - Park Avenue Institutional Advisers CLO Ltd 2016-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ↳11/10/2015
    - Park Avenue Institutional Advisers CLO Ltd 2017-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ↳10/28/2016
  - GIS Strategic Ventures, LLC (Delaware LLC) (100% owned) ↳ 06/4/2015
  - Reed Acquisitions LLC (Delaware LLC) (100% owned) ↳ 12/11/15
    - Reed Group Management LLC (Connecticut LLC) (100% owned) ↳ 12/31/15
      - Reed Group Claim Services LLC (New York LLC) (100% owned) ↳ 12/31/15
    - Reed Group, Ltd. (Colorado Corp.) (100% owned) ↳ 12/31/2012
  - GIS Canada Holdings Corp. (Delaware Corporation) (100% owned) ↳ 12/11/15
    - Reed Group Canada Services ULC (Canadian Unlimited Liability Company) (100% owned) ↳ 12/16/15
  - Park Avenue Credit Opportunities LLC (Delaware LLC) (100% owned) ↳11/23/16
  - Park Avenue Institutional Advisers LLC (Delaware LLC) (100% owned) ↳ 02/5/2015
  - GIS DSO Holdings, LLC (Delaware LLC) (100% owned) ↳08/02/16
    - Access Professional Dental Care, LLC (Delaware LLC) (100% owned) ↳ 7/17/2014
    - Access Dental Services, LLC (Delaware LLC) (100% owned) ↳ 5/16/2014
    - STX Healthcare Management Services, Inc. (Delaware Corporation) (100% owned) ↳08/24/16
      - Harbor Discount Plan, LLC (Texas LLC) (100% owned) ↳08/24/16
      - Vital Smiles, Inc. (Alabama Corporation) (100% owned) ↳08/24/16
  - Hanover Square Real Estate Management LLC [(1)] (Delaware LLC) (100% owned) ↳ 08/202015

---

(1) See page 4 for a chart of the subsidiaries of this entity.

↳ The date GLICOA either directly or indirectly acquired control.

Page 9

- Hanover Square LCP LLC (Delaware LLC) (100% owned) ↳ 10/28/2015
  - Guardian LCP Commercial I LLC (Delaware LLC) (100% owned) ↳ 04/11/2012
    - LEI LCP-GL Commercial, LLC (Delaware LLC) (75% owned) ↳ 04/12/2012
  - Guardian CapCo, LLC (Delaware LLC) (100% owned) ↳ 06/16/2010
    - Lowe Capital Partners, LLC (Delaware LLC) (80% owned) ↳ 06/28/2010
  - Guardian LEIM, LLC (Delaware LLC.) (100% owned) ↳ 06/16/2010
    - Lowe Enterprises Investment Management, LLC (Delaware LLC) (50% owned) ↳ 08/19/2010
  - Guardian LCP Hospitality I LLC (Delaware LLC) (100% owned) ↳ 06/01/2011
    - LEI LCP-GL, LLC (Delaware LLC) (75% owned) ↳ 04/25/2011
  - Guardian LCP Hospitality Finance LLC (Delaware LLC) (100% owned) ↳ 03/29/2012
    - LEI LCP-GL II, LLC (Delaware LLC) (73% owned) ↳ 03/21/2011
  - Guardian LCP2A, LLC (Delaware LLC) (100% owned) ↳ 09/26/2014
    - Lowe Capital Partners 2A, LLC (Delaware LLC) (93.33% owned) ↳ 10/17/2014
  - Guardian LEI Co-Investment, LLC (Delaware LLC) (100% owned) ↳ 09/20/2016
    - LEI Co-Investment, LLC (Delaware LLC) (80% owned) ↳ 09/15/2016
  - Guardian LCP2B, LLC (Delaware LLC) (100% owned) ↳ 12/16/2014
    - Lowe Capital Partners 2B, LLC (Delaware LLC) (50% owned) ↳ 12/24/2014

↳ The date GLICOA either directly or indirectly acquired control.

Page 10

Hanover Square TAP LLC
(Delaware LLC)
10/28/2015
Guardian SLC Redwood Holdings II LLC
(Delaware LLC)
(100% owned)
↳ 10/8/2015
Guardian SLC Redwood Holdings LLC
(Delaware LLC)
(100% owned)
↳ 09/17/2015
TruAmerica Properties LLC
(Delaware LLC)
(80% owned)
↳ 4/2/2013
Redwood Land Partners LLC
(Delaware LLC)
(10% owned by Redwood TA Manager LLC)
(90% owned by Guardian SLC Redwood Holdings LLC)
↳ 08/26/2015
Redwood TA Manager LLC
(Delaware LLC)
(90% owned)
↳ 08/26/2015
SLC Somerset Fee Owner LLC
(Delaware LLC)
(100% owned)
↳ 08/26/2015
Redwood Land Partners II LLC
(Delaware LLC)
(10% owned by Redwood TA II Manager LLC)
(90% owned by Guardian SLC Redwood Holdings II LLC)
↳ 10/7/2015
Redwood TA II Manager LLC
(Delaware LLC)
(90% owned)
↳ 10/7/2015
SLC Southwillow Fee Owner LLC
(Delaware LLC)
(100% owned)
↳ 8/26/2015

↳ The date GLICOA either directly or indirectly acquired control.

Page 11

Hanover Square TAP LLC
(Delaware LLC)
10/28/2015
TruAmerica Multifamily LLC
(Delaware LLC)
(80% GLIC owned)
04/02/2013
Guardian Mercury-Gemini Holdings LLC
(Delaware LLC)
(100% owned)
08/06/2015
TruAmerica Properties II LLC
(Delaware LLC)
(40% owned)
05/8/2014
Mercury TA Manager LLC, a Delaware LLC
(Delaware LLC)
(39.598% indirectly owned by Guardian through TruAmerica Properties II LLC)
07/10/2015
Mercury Lender LLC
(Delaware LLC)
(39.598% indirectly owned by Guardian through TruAmerica Properties II LLC)
07/10/2015
Mercury Land Partners LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian
(11.39% through Guardian Mercury-Gemini Holdings LLC and 3.9598% through Mercury TA Manager LLC)
07/10/2015
Mercury Village Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Hanover Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Township Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Park Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Commons Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Constellation Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Mercury Windsor Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/10/2015
Gemini Alderwood Park Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Ridgetop Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Ridgegate Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Wellington Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Bridge Creek Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Boulder Creek Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015
Gemini Settlers Point Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by Guardian through Mercury Land Partners LLC
07/30/2015

The date GLICOA either directly or indirectly acquired control.

Item 27.	Number of Contract Owners

Type of Contract	As of January 31, 2017
Non-Qualified	12,758
Qualified	36,198

Total	48,956

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Park Avenue Securities LLC (“PAS”) is the principal underwriter of the Registrant’s variable annuity contracts.

In addition, PAS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of each director and officer of PAS, as of December 15, 2016. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

POSITION with PAS	Name
Manager & President	John Palazzetti
Manager, Senior Vice President, Head of Individual Markets Administration and Wealth Management	Christopher Dyrhaug
Manager	Marc Costantini
Manager	Michael N. Ferik
Senior Vice President, Principal Executive Officer, Wholesale Division	James Lake
Senior Vice President, Associate Corporate Secretary	Harris Oliner
Vice President, Wholesale Division	Douglas Dubitsky
Vice President, Counsel and Assistant Corporate Secretary	Richard T. Potter, Jr.
Manager, Senior Vice President, Head of Individual Markets Administration and Wealth Management	Christopher Dyrhaug
Vice President, Financial Officer, Wholesale Division	John Walter
Vice President, Head of Business Administration and Control	Barbara Fuentez
Vice President, Business Development, Group	Michael Kryza
Second Vice President & Chief Compliance Officer	Kenneth Goodall
Second Vice President, Chief Compliance Officer, Wholesale Division	Jeff Butscher
Second Vice President, Individual Markets Controller	Thomas Cahill
Director, Business Technology Services	Raj Jwaleshan
Second Vice President, Head of Strategic Initiatives	Marianne Caswell
Second Vice President, National Control Officer	Frank Ingraham
Second Vice President, Wholesale Division	Robert Chamerda
Second Vice President, Wholesale Division	Nahulan Ethirveerasingam
Assistant Vice President, Operations	Michael Ryniker
Assistant Vice President, Head of Wealth Management And Annuity Operations	Christian Mele
Director, Agent Contracting & Licensing	Gregory Blazinski
Corporate Secretary	Sonya L. Crosswell
Counsel	Joshua Hergan
Manager, Business Development	Jason Eskenazi
Finance Manager	Carrie Corej
Finance Manager	Yossi Rosanel
Assistant Corporate Secretary	Robert D. Grauer
Anti-Money Laundering Officer	Charles Barresi, Jr.

(c) PAS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

  Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

    None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account R has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 27th day of February, 2017.

The Guardian Separate Account R
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President, Counsel & Assistant Corporate Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ Roberto C. Ecker	Senior Vice President, Chief Financial Officer
Roberto C. Ecker (Principal Financial Officer)

/s/ Gordon Dinsmore*	Director and President
Gordon Dinsmore
(Principal Executive Officer)

/s/ Marc Costantini* Marc Costantini	Director

/s/ Michael Slipowitz* Michael Slipowitz	Senior Vice President & Corporate Chief Actuary & Director

By	/s/ Richard T. Potter, Jr.	Date: February 27, 2017
Richard T. Potter, Jr.
Senior Vice President, Counsel & Assistant Corporate Secretary

*	Pursuant to Power of Attorney.

C-18